File No. 333-[______]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 13, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

Carillon Series Trust
(Exact Name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Offices)

(727) 567-8143
(Registrant’s Area Code and Telephone Number)

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

With copies to:

KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, N.W.
Washington, DC  20006-1600

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A, Class C, Class I, Class Y, Class R-3, Class R-5 and Class R-6 shares of beneficial interest in the series of the Registrant designated as the Carillon

Scout Small Cap Fund and the Carillon Eagle Mid Cap Growth Fund, each a series of the Registrant.
No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-57986 and 811-07470).

CARILLON SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Questions and Answers

Part A - Information Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

CARILLON SERIES TRUST

880 Carillon Parkway
St. Petersburg, FL 33716

[ ], 2018
Dear Valued Shareholder:
At a meeting held on November 17, 2017, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved the reorganizations of the following series of the Trust (each, a “Reorganization”): (i) Carillon Eagle Smaller Company Fund (“Eagle Smaller Company Fund”) into Carillon Scout Small Cap Fund (“Scout Small Cap Fund”); and (ii) Carillon Eagle Mid Cap Stock Fund (“Eagle MCS Fund”) into Carillon Eagle Mid Cap Growth Fund (“Eagle MCG Fund”).  The Eagle Smaller Company Fund and the Eagle MCS Fund are each referred to as a “Target Fund,” the Scout Small Cap Fund and the Eagle MCG Fund are each referred to as an “Acquiring Fund,” and each Target Fund and Acquiring Fund is referred to individually as a “Fund” and collectively as the “Funds.”
The Reorganizations will take effect on or about July 13, 2018.  No shareholder vote is required for the Reorganizations.  You do not need to take any action regarding your account. At the time of the Reorganizations, shareholders of each Target Fund automatically will become shareholders of the corresponding Acquiring Fund, by receiving shares of the same class with the same aggregate value of the Acquiring Fund as the shareholder’s investment in the Target Fund.
Carillon Tower Advisers, Inc. (“Carillon Tower”), the investment adviser of the Funds, has proposed reorganizing each Target Fund into the corresponding Acquiring Fund because the Reorganizations will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency.  Carillon Tower manages each Fund.  Scout Investments, Inc. (“Scout Investments”) sub-advises both the Eagle Smaller Company Fund and the Scout Small Cap Fund.  Prior to March 1, 2018, Eagle Asset Management, Inc. (“Eagle”) sub-advised the Eagle Smaller Company Fund.  The Eagle Smaller Company Fund and the Scout Small Cap Fund have similar though not identical investment objectives, and the same policy of investing 80% of their net assets in equity securities of small capitalization companies, though the Scout Small Cap Fund’s policy limits its investments to small capitalization companies located in the United States.  However, the Eagle Smaller Company Fund and the Scout Small Cap Fund have different investment strategies and the Scout Small Cap Fund is subject to certain additional risks.  Eagle sub-advises both the Eagle MCS Fund and the Eagle MCG Fund.  The Eagle MCS Fund and the Eagle MCG Fund have the same investment objective, the same policy of investing 80% of their net assets in equity securities of mid capitalization companies, and similar investment strategies and risks.
The Board of the Trust has determined that the Reorganizations are in the best interests of each Target Fund and would benefit each Target Fund and its shareholders for several reasons, including:
1.
The Reorganizations will allow shareholders of each Target Fund to continue to pursue their investment objective through the corresponding Acquiring Fund, each a larger fund managed by the same investment adviser and subadviser that pursues a similar or identical investment objective;

2.	Following the Reorganizations, Carillon Tower will continue to serve as the investment adviser and administrator to each Acquiring Fund; Scout Investments will continue to serve as the subadviser to Scout Small Cap Fund; and Eagle will continue to serve as the subadviser to Eagle MCG Fund;
3.
The total annual fund operating expense ratio for each share class of the Scout Small Cap Fund is lower than both the total and net annual fund operating expense ratio for each corresponding share class of the Eagle Smaller Company Fund, and the total annual fund operating expense ratio for each share class of the Eagle MCG Fund is lower than both the total and net annual fund operating expense ratio for each corresponding share class of the Eagle MCS Fund, in each case with respect to the net annual fund operating expense ratio, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle Smaller Company Fund and Eagle MCS Fund, respectively; and

4.
The Reorganization of the Eagle Smaller Company Fund into the Scout Small Cap Fund has the potential to result in lowering operating expenses of the Scout Small Cap Fund over time.  The Reorganization of the Eagle MCS Fund into the Eagle MCG Fund is expected to result in a small decrease in the annual operating expense ratios of the Eagle MCG Fund and may contribute to further lowering operating expenses of the Eagle MCG Fund over time.

Each Reorganization is designed to qualify as a tax-free reorganization, so shareholders of the Funds will not realize a gain or loss for federal income tax purposes as a direct result of the Reorganizations. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the exchange of their shares.
The attached Combined Prospectus and Information Statement contains further information regarding the Reorganizations and the Acquiring Funds.  Please read it carefully.  If you have any questions regarding the Reorganizations, please call Carillon Family of Funds toll-free at (800) 421-4184.
Sincerely,
[Insert signature block]
J. Cooper Abbott
President of Carillon Family of Funds

Questions and Answers
Q. What is happening?  Why did I receive this document?
A. The Board of Trustees (“Board”) of Carillon Series Trust (“Trust”), has approved the reorganizations of the following series of the Trust (each, a “Reorganization”): (i) Carillon Eagle Smaller Company Fund (“Eagle Smaller Company Fund”) into Carillon Scout Small Cap Fund (“Scout Small Cap Fund”); and (ii) Carillon Eagle Mid Cap Stock Fund (“Eagle MCS Fund”) into Carillon Eagle Mid Cap Growth Fund  (“Eagle MCG Fund”).  The Eagle Smaller Company Fund and the Eagle MCS Fund are each referred to as a “Target Fund” and are collectively referred to as the “Target Funds.”  The Scout Small Cap Fund and the Eagle MCG Fund are each referred to as an “Acquiring Fund” and are collectively referred to as the “Acquiring Funds.”  Each Acquiring Fund and Target Fund is referred to individually as a “Fund” and collectively as the “Funds.”  Please see below for more information comparing the Funds’ investment objectives and strategies.
You are receiving this document because, as of May 10, 2018, you were a shareholder of a Target Fund.  Pursuant to a Plan of Reorganization and Termination adopted by the Board (“Reorganization Plan”), upon the closing of the Reorganizations, your shares of the relevant Target Fund will automatically convert to shares of the corresponding Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganizations are closed, which is currently scheduled to take place on or about July 13, 2018 (“Closing Date”). No shareholder vote is required for the Reorganizations.  You do not need to take any action regarding your account.
The accompanying document is an Information Statement for the Target Funds and Prospectus for the Acquiring Funds (“Information Statement”).  This Information Statement contains information the shareholders of the Target Funds should know prior to the Reorganizations.  You should retain this document for future reference.
Q. What is the purpose of the Reorganizations?
A. Carillon Tower Advisers, Inc. (“Carillon Tower”), the investment adviser of the Funds, has proposed reorganizing each Target Fund into the corresponding Acquiring Fund because the Reorganizations will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. The Board of the Trust has determined that the Reorganizations are in the best interests of each Target Fund and would benefit each Target Fund and its shareholders for several reasons, including:
1.
The Reorganizations will allow shareholders of each Target Fund to continue to pursue their investment objective through the corresponding Acquiring Fund, each a larger fund managed by the same investment adviser and subadviser that pursues a similar or identical investment objective;

2.
Following the Reorganizations, Carillon Tower will continue to serve as the investment adviser and administrator to each Acquiring Fund; Scout Investments, Inc. (“Scout Investments”) will continue to serve as the subadviser to Scout Small Cap Fund; and Eagle Asset Management, Inc. (“Eagle”) will continue to serve as the subadviser to Eagle MCG Fund;

3.
The total annual fund operating expense ratio for each share class of the Scout Small Cap Fund is lower than both the total and net annual fund operating expense ratio for each corresponding share class of the Eagle Smaller Company Fund, and the total annual fund operating expense ratio for each share class of the Eagle MCG Fund is lower than both the total and net annual fund operating expense ratio for each corresponding share class of the Eagle MCS Fund, in each case with respect to the net annual fund operating expense ratio, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle Smaller Company Fund and Eagle MCS Fund, respectively; and

4.
The Reorganization of the Eagle Smaller Company Fund into the Scout Small Cap Fund has the potential to result in lowering operating expenses of the Scout Small Cap Fund over time.  The Reorganization of the Eagle MCS Fund into the Eagle MCG Fund is expected to result in a small decrease in the annual operating expense ratios of the Eagle MCG Fund and may contribute to further lowering operating expenses of the Eagle MCG Fund over time.
Q. How will the Reorganizations work?
A. Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders and the Target Fund will be terminated.  After the close of business on the Closing Date, shareholders of each Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
Class A shares	Class A shares
Class C shares	Class C shares
Class I shares	Class I shares
Class Y shares	Class Y shares
Class R-3 shares	Class R-3 shares
Class R-5 shares	Class R-5 shares
Class R-6 shares	Class R-6 shares
Please refer to the Information Statement for a detailed explanation of the Reorganization Plan.
Q. How will this affect me as a Target Fund shareholder?
A. Shareholders of the Eagle Smaller Company Fund will become shareholders of the Scout Small Cap Fund and shareholders of the Eagle MCS Fund will become shareholders of the Eagle MCG Fund.  The shares of the Acquiring Fund that you receive will be of the same class as shares you hold in the Target Fund and will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date.  No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganizations.  The Target Funds’ procedures for purchasing, redeeming and exchanging shares, valuation procedures and tax information are identical to those of the Acquiring Funds.
The initial sales charge will not apply to Class A shares you receive in connection with a Reorganization.  Purchases you make of Class A shares of an Acquiring Fund after consummation of the Reorganization will be subject to an initial sales charge.  If your Class A shares of a Target Fund are subject to a contingent deferred sales charge (“CDSC”), the CDSC will apply to your redemption of the Class A shares of the Acquiring Fund you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class A shares of the Acquiring Fund you acquire in a Reorganization, those Class A shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class A shares that were converted in the Reorganization.  The CDSC applicable to the Target Fund Class C shares will apply to your redemption of the Class C shares of the Acquiring Fund you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class C shares of the Acquiring Fund you acquire in the Reorganization, those Class C shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class C shares that were converted in the Reorganization.  Class I, Class Y, Class R-3, Class R-5 and Class R-6 shares of both the Target Funds and the Acquiring Funds have neither a front-end sales charge nor a CDSC.
Q. After the Reorganizations, will I own the same number of shares?
A. The Reorganizations will not affect the value of your investment at the time of the Reorganizations.  The Acquiring Fund shares that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date.  It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Acquiring Fund, which is likely to be different from the NAV per share of the Target Fund on the Closing Date.

Q. How are the Target Funds different from the Acquiring Funds?
A. The Eagle Smaller Company Fund and the Scout Small Cap Fund have similar though not identical investment objectives and the same policy of investing 80% of their net assets in equity securities of small capitalization companies, though the Scout Small Cap Fund’s policy limits its investments to small capitalization companies located in the United States.  The Eagle Smaller Company Fund and the Scout Small Cap Fund have different investment strategies and the Scout Small Cap Fund is subject to certain additional risks.  The investment objective of the Eagle Smaller Company Fund is to seek capital growth and the investment objective of the Scout Small Cap Fund is to seek long-term growth of capital.  During normal market conditions, both Funds invest 80% of their net assets in equity securities of small capitalization companies but the Eagle Smaller Company Fund uses a core value approach while the Scout Small Cap Fund invests in small capitalization companies that the portfolio managers believe exhibit above-average potential for long-term growth of capital.  The Scout Small Cap Fund may invest up to 10% of its net assets in foreign companies, whereas the Eagle Smaller Company Fund’s principal investment strategy does not include investments in foreign securities.
The Eagle MCS Fund and the Eagle MCG Fund have the same investment objective, the same policy of investing 80% of their net assets in equity securities of mid capitalization companies, and similar investment strategies and risks. The investment objective of each of the Eagle MCS Fund and the Eagle MCG Fund is to seek long-term capital appreciation. During normal market conditions, both Funds invest at least 80% of its net assets in equity securities of mid-capitalization companies.
Q. Will the service providers to the Target Funds change following the Reorganizations?
A. Except as described below, all Funds use the same service providers. The Target Funds and the Acquiring Funds each currently retains Carillon Tower as its investment adviser and administrator, Carillon Fund Distributors, Inc. as its distributor, U.S. Bancorp Fund Services, LLC as its transfer agent, and U.S. Bank, N.A. as its custodian.  Eagle sub-advises both the Eagle MCS Fund and the Eagle MCG Fund.  Scout Investments sub-advises both the Eagle Smaller Company Fund and the Scout Small Cap Fund.  Prior to March 1, 2018, Eagle sub-advised the Eagle Smaller Company Fund.  The Acquiring Funds will continue to retain their current service providers after the Reorganizations.
Q. Do the portfolio managers who manage a Target Fund also manage the corresponding Acquiring Fund?
A. On March 1, 2018, the same portfolio management team at Scout Investments that manages the Scout Small Cap Fund assumed day-to-day portfolio management responsibilities for the Eagle Smaller Company Fund.
Eagle serves as the subadviser of both the Eagle MCS Fund and Eagle MCG Fund.  Effective March 1, 2018, the individuals who manage the Eagle MCG Fund also began to manage the Eagle MCS Fund.  After the Reorganizations, the current portfolio managers of the Eagle MCG Fund will continue to serve as the portfolio managers of that Fund.
Q. Will there be any changes to my fees and expenses as a result of the Reorganizations?
A. As reflected below and in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Information Statement, shareholders of the Target Funds are expected to benefit from lower annual fund operating expense ratios than if the Reorganizations are not completed, even after taking into account the fee waivers and/or expense reimbursements in place for the Target Funds.
Effective March 1, 2018, the contractual management fee and subadvisory fee rates for the Scout Small Cap Fund were lowered to match those of the Eagle Smaller Company Fund.  The expense ratios reflected below for the Scout Small Cap Fund reflect these new fee rates.  Both the total and net annual fund operating expense ratios of each class of the Eagle Smaller Company Fund are higher than the total annual fund operating expense ratio of each corresponding class of the Scout Small Cap Fund, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle Smaller Company Fund.  The annual fund operating expenses of the Eagle

Smaller Company Fund and the Scout Small Cap Fund are subject to the same expense cap limitations; however, each class of the Scout Small Cap Fund currently operates below its expense cap limitation and is expected to operate below its expense cap limitation after giving effect to the Reorganization.
Class (a)	Eagle Smaller Company Fund		Scout Small Cap Fund		Scout Small Cap Fund (Pro Forma)
	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement
Class A	1.83%	1.25%	1.19%	1.19%	1.19%	1.19%
Class C	2.54%	2.00%	1.94%	1.94%	1.94%	1.94%
Class I	1.56%	0.95%	0.89%	0.89%	0.89%	0.89%
Class Y	1.80%	1.25%	1.19%	1.19%	1.19%	1.19%
Class R-3	2.10%	1.50%	1.44%	1.44%	1.44%	1.44%
Class R-5	1.63%	0.95%	0.89%	0.89%	0.89%	0.89%
Class R-6	1.41%	0.85%	0.79%	0.79%	0.79%	0.79%
________________________________________________________________
(a) See “Reorganization 1: Reorganization of the Carillon Eagle Smaller Company Fund into the Carillon Scout Small Cap Fund—Comparative Fee and Expense Tables” in the Information Statement for more information on the operating expenses of each class of shares.

Both the total and net annual fund operating expense ratios for each class of Eagle MCS Fund are higher than the total annual fund operating expense ratio of each corresponding class of the Eagle MCG Fund, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle MCS Fund.  The total annual fund operating expenses of the Eagle MCS Fund and the Eagle MCG Fund are subject to the same expense cap limitations; however, each class of the Eagle MCG Fund currently operates below its expense cap limitation and is expected to operate below its expense cap limitation after giving effect to the Reorganization.  After giving effect to the Reorganization, the pro forma total annual fund operating expense ratio of each class of the Eagle MCG Fund is expected to be slightly lower than the current total annual fund operating expense ratio of each class of the Eagle MCG Fund.

Class (a)	Eagle MCS Fund		Eagle MCG Fund		Eagle MCG Fund (Pro Forma)
	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement
Class A	1.22%	1.23%	1.07%	1.07%	1.06%	1.06%
Class C	1.98%	2.00%	1.79%	1.79%	1.78%	1.78%

Class I	0.96%	0.95%	0.78%	0.78%	0.77%	0.77%
Class Y	1.30%	1.25%	1.03%	1.03%	1.02%	1.02%
Class R-3	1.53%	1.50%	1.33%	1.33%	1.32%	1.32%
Class R-5	1.06%	0.95%	0.79%	0.79%	0.78%	0.78%
Class R-6	0.87%	0.85%	0.69%	0.69%	0.68%	0.68%
____________________________________________________________________________
(a) See “Reorganization 1: Reorganization of the Carillon Eagle Mid Cap Stock Fund into the Carillon Eagle Mid Cap Growth Fund—Comparative Fee and Expense Tables” in the Information Statement for more information on the operating expenses of each class of shares.

Q. Will the Reorganizations result in any federal income tax liability for the Target Funds or their shareholders?
A. The Reorganizations are expected to be tax-free transactions to federal income tax purposes.  The Trust expects that neither Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganizations.
To the extent that a Target Fund has assets that cannot be held by the corresponding Acquiring Fund, those assets will be sold before the Reorganization.  In the event that assets of a Target Fund are sold before they are transferred to the Acquiring Fund, the Target Fund could recognize net capital gains that would be taxable to Target Fund shareholders (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization.  Alternatively, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Carillon Tower does not anticipate selling assets of either Target Fund in connection with the Reorganizations.  However, this expectation could change under certain circumstances, including, for example, in response to significant market events.
While each Reorganization is expected to be tax-free for federal income tax purposes, you will recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that a Target Fund must make a distribution to its shareholders by the Closing Date (as required by the Reorganization Plan) of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to its portfolio following the change of its portfolio managers on March 1, 2018.  Please see “Additional Information about the Reorganizations—Plan of Reorganization and Termination” in the Information Statement for more information.
Q. Will I need to open an account in an Acquiring Fund prior to the Reorganizations?

A. No.  An account will be set up in your name and your shares of the Target Fund automatically will be converted to the corresponding class of shares of the Acquiring Fund.  You will receive confirmation of this transaction following the Reorganizations.
Q. What if I already own shares of an Acquiring Fund?
A. If you already own shares of both a Target Fund and an Acquiring Fund, the Acquiring Fund shares you receive in the Reorganization will be added to your existing account so long as your account in each Fund has the same account number.
v

Q. Can I still purchase and redeem shares of the Target Funds until the Reorganizations?

A. You may continue to purchase shares of the Target Funds only through June 1, 2018.  Effective June 1, 2018, the Target Funds will no longer accept purchases or exchanges of shares.  You may continue to redeem shares of the Target Funds until the day prior to the Closing Date of the Reorganizations.  Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the applicable Acquiring Fund received by the shareholder in connection with the Reorganization.

Q. What if I want to exchange my shares into another Carillon Fund prior to the Reorganizations?

A. You may exchange your shares into another fund in the Carillon Family of Funds before the Closing Date of the Reorganizations in accordance with your existing exchange privileges.  If you choose to exchange your shares of a Target Fund for another fund in the Carillon Family of Funds, including an Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q. Who is paying the costs of the Reorganizations?
A. Subject to the fee waiver and expense reimbursement agreement between the Trust, on each Target Fund’s behalf, and Carillon Tower, each Target Fund shall bear the costs of printing and mailing to its shareholders the Information Statement and associated costs, and the Target Funds shall equally bear all other reorganization expenses of both Reorganizations.  Since each Target Fund’s operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the fee waiver and expense reimbursement agreement, it is expected that Carillon Tower ultimately will bear the expenses of the Reorganizations which are estimated to be approximately $225,000.
Q. Who do I contact if I have questions about the Reorganizations?
A. If you have any questions about the Reorganizations, please call Carillon Tower at (800) 421-4184.

INFORMATION STATEMENT

for

CARILLON EAGLE SMALLER COMPANY FUND, and
CARILLON EAGLE MID CAP STOCK FUND,
each a series of Carillon Series Trust

and

PROSPECTUS

for

CARILLON SCOUT SMALL CAP FUND, and
CARILLON EAGLE MID CAP GROWTH FUND,
each a series of Carillon Series Trust

Dated [    ], 2018

880 Carillon Parkway
St. Petersburg, FL 33716
(800) 421-4184

This Combined Information Statement and Prospectus (“Information Statement”) contains information you should know about the Plan of Reorganization and Termination (“Reorganization Plan”) relating to the reorganizations (each, a “Reorganization”) of the following series of Carillon Series Trust (the “Trust”): (i) Carillon Eagle Smaller Company Fund (“Eagle Smaller Company Fund”) into Carillon Scout Small Cap Fund (“Scout Small Cap Fund”); and (ii) Carillon Eagle Mid Cap Stock Fund (“Eagle MCS Fund”) into Carillon Eagle Mid Cap Growth Fund  (“Eagle MCG Fund”).  The Eagle Smaller Company Fund and the Eagle MCS Fund are each referred to herein as a “Target Fund” and are collectively referred to herein as the “Target Funds.”  The Scout Small Cap Fund and the Eagle MCG Fund are each referred to herein as an “Acquiring Fund” and are collectively referred to herein as the “Acquiring Funds.”  The Acquiring Funds and the Target Funds are collectively referred to herein as the “Funds.”
You are receiving this document because, as of May 10, 2018, you were a shareholder of a Target Fund.  Upon completion of the Reorganizations, shareholders of each Target Fund will become shareholders of the Target’s Fund’s corresponding Acquiring Fund.  Target Fund shareholders will receive shares of the corresponding class of the corresponding Acquiring Fund with an aggregate value equal to the aggregate value of the class of Target Fund shares that they hold as of the close of business on the day the Reorganizations are completed.  After the Reorganizations are completed, the Target Funds will be terminated.
This Information Statement sets forth important information that you should know regarding the Reorganizations.  You should read and retain this Information Statement for future reference.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:
1.	The Statement of Additional Information (“SAI”) dated [ ], 2018, relating to this Information Statement (File No. 333-[ ]).
2.	The Prospectus and SAI for the Funds (File Nos. 033-57986 and 811-07470), dated March 1, 2018.
3.	The Annual Report to shareholders of the Trust with respect to the Eagle Smaller Company Fund, Eagle MCS Fund and Eagle MCG Fund for the fiscal year ended October 31, 2017.

4.
The Financial Report and Investment Performance Review for the period July 1, 2017 through October 31, 2017 for the Scout Small Cap Fund’s predecessor fund, a series of Scout Funds, which was reorganized into the Scout Small Cap Fund on November 20, 2017.

5.
The Annual Report to shareholders of the Scout Small Cap Fund’s predecessor fund appearing in the Annual Report of Scout Funds for the Scout Small Cap Fund’s predecessor fund’s fiscal year ended June 30, 2017.

The Annual Reports listed above containing audited financial statements, has previously been mailed to shareholders.  For a free copy of these reports or any of the documents listed above, you may call (800) 421-4184, send an email to CarillonFundServices@carillontower.com or write to the Funds at:
Carillon Family of Funds
P.O. Box 33022
St. Petersburg, FL 33733

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, the Trust must file certain reports and other information with the SEC.  You also may obtain many of these documents by accessing the Internet site for the Funds at carillontower.com.  Text-only versions of all the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov.  You can review and copy information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549, and at the following regional offices of the SEC:  Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City –351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.
The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Information Statement is truthful or complete.  Any representation to the contrary is a criminal offense.
We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.
No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by either the Funds or the Trust.

ii

TABLE OF CONTENTS

SUMMARY OF THE REORGANIZATIONS	1
REORGANIZATION 1: REORGANIZATION OF THE CARILLON EAGLE SMALLER COMPANY FUND INTO THE CARILLON SCOUT SMALL CAP FUND.	2
Considerations Regarding the Reorganization	2
Comparative Fee and Expense Tables	3
Example of Fund Expenses	8
Fund Turnover	9
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	9
Comparison of Principal Risks	12
Comparison of Investment Restrictions and Limitations	16
Comparative Performance Information	18
Capitalization	21
REORGANIZATION 2: REORGANIZATION OF THE CARILLON EAGLE MID CAP STOCK FUND INTO THE CARILLON EAGLE MID CAP GROWTH FUND.	22
Considerations Regarding the Reorganization	22
Comparative Fee and Expense Tables	23
Example of Fund Expenses	28
Fund Turnover	29
Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers	29
Comparison of Principal Risks	31
Comparison of Investment Restrictions and Limitations	33
Comparative Performance Information	35
Capitalization	38
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	39
Plan of Reorganization and Termination	39
Description of Acquiring Fund Shares	40
Board Considerations	40
Federal Income Tax Consequences of the Reorganizations	43
Shareholder Rights	44
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	45
Service Providers	45
Investment Adviser	45
The Subadvisers	46
Distributor, Transfer Agent, and Custodian	47
Independent Registered Public Accounting Firm	47
Additional Information	49
FINANCIAL HIGHLIGHTS	49
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1

iii

SUMMARY OF THE REORGANIZATIONS

The following is a summary of certain information relating to the Reorganizations and is qualified in its entirety by reference to the more complete information contained elsewhere in the Information Statement and the attached appendices. For additional information about the Reorganizations, you should consult the Reorganization Plan, a copy of the form of which (as adopted) is attached hereto as Appendix A.
Carillon Tower Advisers, Inc. (“Carillon Tower”), the investment adviser of the Funds, has proposed reorganizing: (i) the Eagle Smaller Company Fund into the Scout Small Cap Fund; and (ii) the Eagle MCS Fund into the Eagle MCG Fund because the Reorganizations would consolidate funds of the Trust that are similar investment products.  At a meeting held on November 17, 2017, after careful consideration of a number of factors, the Board of Trustees of the Trust (“Board”) voted to approve the Reorganizations as being in the best interests of each Target Fund.  See “Board Considerations” below for further information.
The Reorganizations will take effect on or about July 13, 2018 (“Closing Date”).  No shareholder vote is required for the Reorganizations.  You do not need to take any action regarding your account.
With respect to each Reorganization, the Reorganization Plan provides for:
●
each Target Fund’s transfer of all the assets of the Target Fund to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

●	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders; and
●	the complete termination of the Target Fund.
Each Target Fund and each Acquiring Fund offers Class A, Class C, Class I, Class Y, Class R-3, Class R-5 and Class R-6 shares.  Each class of shares of a Target Fund has the same purchase, exchange and redemption procedures as the corresponding class of shares of the corresponding Acquiring Fund.  After the close of business on the Closing Date, each Target Fund shareholder will receive shares of the same class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
Class A shares	Class A shares
Class C shares	Class C shares
Class I shares	Class I shares
Class Y shares	Class Y shares
Class R-3 shares	Class R-3 shares
Class R-5 shares	Class R-5 shares
Class R-6 shares	Class R-6 shares

You will not incur any sales loads, commissions or other transactional fees as a result of the Reorganizations.  Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, your original purchase date of the relevant share class of the Target Fund will apply.

The Reorganizations are expected to be tax-free transactions for federal income tax purposes.  The Trust expects that neither the Target Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect.  See “Federal Income Tax Consequences of the Reorganizations” below for further information.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganizations.

REORGANIZATION 1:	REORGANIZATION OF THE CARILLON EAGLE SMALLER COMPANY FUND INTO THE CARILLON SCOUT SMALL CAP FUND.
Considerations Regarding the Reorganization
Please note the following information regarding the Reorganization:

●
Scout Small Cap Fund pursues a similar though not identical investment objective as Eagle Smaller Company Fund.  The investment objective of Eagle Smaller Company Fund is to seek capital growth, and the investment objective of Scout Small Cap Fund is to seek long-term growth of capital.  During normal market conditions, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies, though the Scout Small Cap Fund’s policy limits its investments to small capitalization companies located in the United States.

●
The Eagle Smaller Company Fund and the Scout Small Cap Fund have different investment strategies and the Scout Small Cap Fund is subject to certain additional risks that the Eagle Smaller Company Fund is not.  The primary differences between the Funds’ investment strategies are that:  (1) Eagle Smaller Company Fund’s portfolio managers use a core value approach to select investments, while Scout Small Cap Fund’s portfolio managers select investments based upon the perception of their above-average potential for long-term growth of capital; and (2) Scout Small Cap Fund may invest up to 10% of its portfolio in foreign companies, including those located in developing countries or emerging markets, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), whereas the Eagle Smaller Company Fund’s principal investment strategy does not include investments in foreign securities.  The Funds are subject to many of the same principal risks, but the Scout Small Cap Fund is subject to emerging markets, focused holdings, foreign security, growth stocks, and sector risks, which the Eagle Smaller Company Fund is not. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” and “Comparison of Principal Risks” below for further information.

●
Carillon Tower is each Fund’s investment adviser.  Scout Investments, Inc. (“Scout Investments”) sub-advises both the Eagle Smaller Company Fund and the Scout Small Cap Fund.  Prior to March 1, 2018, Eagle Asset Management, Inc. (“Eagle”) sub-advised the Eagle Smaller Company Fund.  On March 1, 2018, the same portfolio management team at Scout Investments that manages the Scout Small Cap Growth Fund assumed the day-to-day portfolio management responsibilities for the Eagle Smaller Company Fund.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

●
The Class I shares of the Eagle Smaller Company Fund underperformed Class I shares of the Scout Small Cap Fund for the one- and five-year periods ended December 31, 2017.  In addition, the Class I shares of the Eagle Smaller Company Fund underperformed the Fund’s primary benchmark, the Russell 2000 Growth Index, for the one- and five-year periods ended December 31, 2017.  The Class I shares of the Scout Small Cap Fund outperformed the Fund’s primary benchmark, the Russell 2000 Growth Index, for the one- and five-year periods ended December 31, 2017.

●
Each Fund has identical contractual expense caps limitations for each class of shares.  Carillon Tower has contractually agreed to limit each Fund’s total annual fund operating expenses through June 30, 2019.  Carillon Tower will benefit from the Reorganization to the extent that it will no longer continue to waive and/or reimburse the operating expenses for the Eagle Smaller Company Fund.  However, after the Reorganization, Carillon Tower will forfeit the right to recoup any fees waived or expenses reimbursed for the Eagle Smaller Company Fund.

●
Effective March 1, 2018, the contractual management fee rate and subadvisory fee rate for the Scout Small Cap Fund were lowered to match those of the Eagle Smaller Company Fund.  The expense ratios under “Comparative Fee and Expense Tables” below reflect these new fee rates.  The annual operating expense ratios of each class of the Eagle Smaller Company Fund are higher than the annual operating expense ratio of each corresponding class of the Scout Small Cap Fund, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle Smaller Company Fund.  The annual fund operating expenses of the Eagle Smaller Company Fund and the Scout Small Cap Fund are subject to the same expense cap limitations; however, each class of the Scout Small Cap Fund currently operates below its expense cap limitation and is expected to operate below its expense cap limitation after giving effect to the Reorganization.  Carillon Tower believes that the increase in net assets of the Scout Small Cap Fund after the Reorganization may contribute to economies of scale that may lower Scout Small Cap Fund’s operating expenses over time.

●	The interests of the Funds’ shareholders would not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s NAV.
●
Subject to the fee waiver and expense reimbursement agreement between the Trust and Carillon Tower, Eagle Smaller Company Fund shall bear the costs of printing and mailing to its shareholders the Information Statement and associated costs, and the Eagle Smaller Company Fund and the Eagle MCS Fund equally bear all other reorganization expenses of both Reorganizations.  Since Eagle Smaller Company Fund’s operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the fee waiver and expense reimbursement agreement, it is expected that Carillon Tower ultimately will bear the expenses of the Reorganization.

●
The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Eagle Smaller Company Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent that Eagle Smaller Company Fund has assets that cannot be held by Scout Small Cap Fund, those assets will be sold before the Reorganization.  In the event that assets of the Eagle Smaller Company Fund are sold before they are transferred to the Scout Small Cap Fund, the Eagle Smaller Company Fund could recognize net capital gains that would be taxable to Eagle Smaller Company Fund shareholders when distributed to them before the Reorganization.  Alternatively, the disposition of assets before the Reorganization could result in the Eagle Smaller Company Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized.  Carillon Tower and Scout Investments have reviewed the Funds’ current portfolio holdings and determined that the Eagle Smaller Company Fund’s holdings generally are compatible with the Scout Small Cap Fund’s investment objective and policies.  As a result, Carillon Tower and Scout Investments believe that all, or substantially all, of the Eagle Smaller Company Fund’s assets could be transferred to and held by the Scout Small Cap Fund and Scout Investments does not anticipate selling assets of the Eagle Smaller Company Fund in connection with the Reorganization.  However, this expectation could change under certain circumstances, including, for example, in response to significant market events.

◾
The alternative to the Reorganization is the liquidation of the Eagle Smaller Company Fund, which could result in adverse tax consequences to Eagle Smaller Company Fund shareholders whose shares have appreciated in value.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of Eagle Smaller Company Fund and Scout Small Cap Fund and the pro forma fees and expenses of each class of shares of Scout Small Cap Fund after giving effect to the Reorganization.  You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds.  More information about these and other discounts is available from your financial professional, on page B-1 of Appendix B of this Information Statement and in the SAI.  Expenses for Class A, Class C, Class I, Class R-3, Class R-5 and Class R-6 shares of

Eagle Smaller Company Fund and Class I shares of Scout Small Cap Fund are based on the operating expenses incurred by each such class of shares for the twelve-month period ended October 31, 2017.  Class Y shares of Eagle Smaller Company Fund and Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares of Scout Small Cap Fund commenced operations on November 20, 2017.  Therefore, expenses for those share classes are based on estimates for the current fiscal year.
Fees and Expenses	Eagle Smaller Company Fund Class A	Scout Small Cap Fund Class A	Scout Small Cap Fund Class A (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%	4.75%	4.75%
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	None (a)	None (a)
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%(b)	0.60%(b)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.98%(c)	0.34%(d)	0.34%(d)
Total Annual Fund Operating Expenses	1.83%	1.19%	1.19%
Fee Waiver and/or Expense Reimbursement	(0.58)%(e)	(0.00)%(f)	(0.00)%(f)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.19%	1.19%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.(b) Management fees have been restated to reflect current fees.
(c) Other expenses have been restated to reflect the current administrative services fee rate for Class A shares.
(d) Other expenses are estimated for the current fiscal year.
(e) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle Smaller Company Fund through June 30, 2019 to the extent that annual operating expenses of Class A shares exceed 1.25% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(f) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Scout Small Cap Fund through June 30, 2019 to the extent that annual operating expenses of Class A shares exceed 1.25% of that class’ average daily net assets.  This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
Fees and Expenses	Eagle Smaller Company Fund Class C	Scout Small Cap Fund Class C	Scout Small Cap Fund Class C (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	1.00% (a)	1.00% (a)	1.00% (a)
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%(b)	0.60%(b)
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.94%(c)	0.34%(d)	0.34%(d)
Total Annual Fund Operating Expenses	2.54%	1.94%	1.94%
Fee Waiver and/or Expense Reimbursement	(0.54)%(e)	(0.00)%(f)	(0.00)%(f)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	1.94%	1.94%

(a) If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management fees have been restated to reflect current fees.
(c) Other expenses have been restated to reflect the current administrative services fee rate for Class C shares.
(d) Other expenses are estimated for the current fiscal year.
(e) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle Smaller Company Fund through June 30, 2019 to the extent that annual operating expenses of Class C shares exceed 2.00% of that class’ average daily net assets.  This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(f) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Scout Small Cap Fund through June 30, 2019 to the extent that annual operating expenses of Class C shares exceed 2.00% of that class’ average daily net assets.   This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle Smaller Company Fund Class I	Scout Small Cap Fund Class I	Scout Small Cap Fund Class I (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%(a)	0.60%(a)
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.96%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.56%	0.89%	0.89%
Fee Waiver and/or Expense Reimbursement	(0.61)% (b)	(0.00)%(c)	(0.00)%(c)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.89%	0.89%

(a) Management fees have been restated to reflect current fees.
(b) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle Smaller Company Fund through June 30, 2019 to the extent that annual operating expenses of Class I shares exceed 0.95% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Scout Small Cap Fund through June 30, 2019 to the extent that annual operating expenses of Class I shares exceed 0.95% of that class’ average daily net assets.   This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle Smaller Company Fund Class Y	Scout Small Cap Fund Class Y	Scout Small Cap Fund Class Y (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%(a)	0.60%(a)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.95%(b)	0.34%(b)	0.34%b)
Total Annual Fund Operating Expenses	1.80%	1.19%	1.19%
Fee Waiver and/or Expense Reimbursement	(0.55)%(c)	(0.00)%(d)	(0.00)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.19%	1.19%

(a) Management fees have been restated to reflect current fees.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle Smaller Company Fund through June 30, 2019 to the extent that annual operating expenses of Class Y shares exceed 1.25% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(d) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Scout Small Cap Fund through June 30, 2019 to the extent that annual operating expenses of Class Y shares exceed 1.25% of that class’ average daily net assets.   This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle Smaller Company Fund Class R-3	Scout Small Cap Fund Class R-3	Scout Small Cap Fund Class R-3 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%(a)	0.60%(a)

Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	1.00%(b)	0.34%(c)	0.34%(c)
Total Annual Fund Operating Expenses	2.10%	1.44%	1.44%
Fee Waiver and/or Expense Reimbursement	(0.60)%(d)	(0.00)%(e)	(0.00)%(e)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.44%	1.44%

(a) Management fees have been restated to reflect current fees.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.
(d) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle Smaller Company Fund through June 30, 2019 to the extent that annual operating expenses of Class R-3 shares exceed 1.50% of that class’ average daily net assets.  This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(e) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Scout Small Cap Fund through June 30, 2019 to the extent that annual operating expenses of Class R-3 shares exceed 1.50% of that class’ average daily net assets.   This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle Smaller Company Fund Class R-5	Scout Small Cap Fund Class R-5	Scout Small Cap Fund Class R-5 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%(a)	0.60%(a)
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	1.03%	0.29%(b)	0.29%(b)
Total Annual Fund Operating Expenses	1.63%	0.89%	0.89%
Fee Waiver and/or Expense Reimbursement	(0.68)%(c)	(0.00)%(d)	(0.00)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.89%	0.89%

(a) Management fees have been restated to reflect current fees.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle Smaller Company Fund through June 30, 2019 to the extent that annual operating expenses of Class R-5 shares exceed 0.95% of that class’ average daily net assets.  This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(d) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Scout Small Cap Fund through June 30, 2019 to the extent that annual operating expenses of Class R-5 shares exceed 0.95% of that class’ average daily net assets.   This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle Smaller Company Fund Class R-6	Scout Small Cap Fund Class R-6	Scout Small Cap Fund Class R-6 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%(a)	0.60%(a)
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.81%	0.19%(b)	0.19%(b)
Total Annual Fund Operating Expenses	1.41%	0.79%	0.79%
Fee Waiver and/or Expense Reimbursement	(0.56)%(c)	(0.00)%(d)	(0.00)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.79%	0.79%

(a) Management fees have been restated to reflect current fees.
(b) Other expenses are estimated for the current fiscal year.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle Smaller Company Fund through June 30, 2019 to the extent that annual operating expenses of Class R-6 shares exceed 0.85% of that class’ average daily net assets.  This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(d) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Scout Small Cap Fund through June 30, 2019 to the extent that annual operating expenses of Class R-6 shares exceed 0.85% of that class’ average daily net assets.   This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
Example of Fund Expenses
This example is intended to help you compare costs between the Eagle Smaller Company Fund and the Scout Small Cap Fund and the pro forma costs for the Scout Small Cap Fund after giving effect to the Reorganization.  The example assumes that you invested $10,000 for the periods shown and then redeemed all of your shares at the end of those periods, that you earned a hypothetical 5% total return each year, that the Funds’ operating expenses remain the same, and that the contractual agreement to limit overall Fund expenses remains in place for the term of the agreement.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period.  Actual performance and expenses may be higher or lower.
	Year 1	Year 3	Year 5	Year 10
Eagle Smaller Company Fund
Class A	$596	$970	$1,367	$2,476
Class C	$303	$739	$1,302	$2,835
Class I	$97	$433	$792	$1,805
Class Y	$127	$513	$924	$2,071
Class R-3	$153	$600	$1,074	$2,384
Class R-5	$97	$448	$822	$1,876
Class R-6	$87	$391	$718	$1,642
Scout Small Cap Fund
Class A	$591	$835	$1,098	$1,850
Class C	$297	$609	$1,047	$2,264

Class I	$91	$284	$493	$1,096
Class Y	$121	$378	$654	$1,443
Class R-3	$147	$456	$787	$1,724
Class R-5	$91	$284	$493	$1,096
Class R-6	$81	$252	$439	$978
Pro forma Scout Small Cap Fund (After Reorganization)
Class A	$591	$835	$1,098	$1,850
Class C	$297	$609	$1,047	$2,264
Class I	$91	$284	$493	$1,096
Class Y	$121	$378	$654	$1,443
Class R-3	$147	$456	$787	$1,724
Class R-5	$91	$284	$493	$1,096
Class R-6	$81	$252	$439	$978
Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the most recent fiscal year, the Eagle Smaller Company Fund’s portfolio turnover rate was 35% of the average value of its portfolio.  During the most recent fiscal year ended June 30, 2017, the Scout Small Cap Fund’s portfolio turnover rate was 25% of the average value of its portfolio, and during the period July 1, 2017 to October 31, 2017, the Scout Small Cap Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Eagle Smaller Company Fund and the Scout Small Cap Fund have similar investment objectives.  The investment objective of the Eagle Smaller Company Fund is to seek capital growth, and the investment objective of the Scout Small Cap Fund is to seek long-term growth of capital. The Funds each have the same policy to invest during normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies, though the Scout Small Cap Fund’s policy limits its investments to small capitalization companies located in the United States.  The Eagle Smaller Company Fund and the Scout Small Cap Fund have different investment strategies, and the Scout Small Cap Fund is subject to certain additional investment risks which the Eagle Smaller Company Fund is not.  The primary differences between the Funds’ investment strategies are that:  (1) Eagle Smaller Company Fund’s portfolio managers use a core value approach to select investments, while Scout Small Cap Fund’s portfolio managers select investments based upon the perception of their above-average potential for long-term growth of capital; and (2) Scout Small Cap Fund may invest up to 10% of its portfolio in foreign companies, including those located in developing countries or emerging markets, ADRs or GDRs, whereas the Eagle Smaller Company Fund’s investment strategy does not include investments in foreign securities.
Carillon Tower and Scout Investments have reviewed the Funds’ current portfolio holdings and determined that the Eagle Smaller Company Fund’s holdings generally are compatible with the Scout Small Cap Fund’s investment objective and policies.  As a result, Carillon Tower and Scout Investments believe that all, or substantially all, of the Eagle Smaller Company Fund’s assets could be transferred to and held by the Scout Small Cap Fund and Scout Investments does not anticipate selling assets of the Eagle Smaller Company Fund in connection with the Reorganization. However, this expectation could change under certain circumstances, including, for example, in response to significant market events.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Eagle Smaller Company Fund	Scout Small Cap Fund
Investment Objective
The Fund seeks capital growth.	The Fund seeks long-term growth of capital.

The Fund’s investment objective is non-fundamental and may be changed by its Board of Trustees without shareholder approval.	Same.
Principal Investment Strategies
During normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. The Fund’s portfolio managers consider small-capitalization companies to be those smaller companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $13.2 billion during the 12-month period ended December 31, 2017).

The Fund’s portfolio managers use a core value approach to select the Fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. Factors that the portfolio managers look for in selecting investments include: (1) favorable expected returns relative to perceived risk; (2) management with demonstrated ability and commitment to the company; (3) above average potential for earnings and revenue growth; (4) low market valuations relative to forecasted earnings, book value, cash flow and sales; (5) turnaround potential for companies that have been through difficult periods; (6) low debt levels relative to total capitalization; and (7) strong industry fundamentals, such as increasing or sustainable demand and barriers to entry. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.  Any change in this 80% policy approved by the Fund’s Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. The Fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $13.2 billion during the 12-month period ended December 31, 2017).

The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”).  Although the portfolio management team will search for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The Fund normally invests in a diversified portfolio of equity securities that are selected based upon the portfolio management team’s perception of their above-average potential for long-term growth of capital. The portfolio management team searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth.  The identified growth catalysts are long-term and secular ( i.e. , exhibiting relatively consistent expansion over a long period).  Following the identification of well-positioned companies, the portfolio management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 10% of the portfolio in foreign companies, including those located in developing countries or emerging markets; ADRs or GDRs.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.
Temporary Defensive Strategy
As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The Fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that the Fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Same.
Additional Information Regarding Investment Strategies
The Fund’s portfolio managers use a core value approach to select the Fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. In making that assessment of value, the portfolio managers employ a “bottom-up” analytic style and perform fundamental research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles and focuses on the outlook at the company and industry level.

The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs.  Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand.  Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.  Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

Investment Adviser
Carillon Tower	Same.

Investment Subadviser
Scout Investments	Same.
Portfolio Managers
James R. McBride, CFA®, is the Lead Portfolio Manager of the Fund and Timothy L. Miller, CFA® is Co-Portfolio Manager of the Fund. Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. McBride joined Scout Investments in 2009. Prior to joining Scout Investments, Mr. McBride co-founded and served as Vice President/portfolio manager of TrendStar Advisors, LLC from 2003-2009. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to co-found TrendStar Advisors, LLC in August 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett-Packard and subsidiary companies of Hewlett-Packard from 1989-2000. Mr. McBride earned a Bachelor of Science, with honors, in Mechanical Engineering from Wichita State University and an MBA in Finance from Indiana University. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.  He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.

Previously, Mr. Miller served as a senior investment analyst for Scout Investments’ domestic equity strategies since he joined Scout Investments in September 2012.  Prior to joining Scout Investments, Mr. Miller served as a senior investment analyst for American Century Investments from 2007-2012.  Mr. Miller’s investment experience also includes employment at Insight Capital Research & Management, C.E. Unterberg Towbin, and Banc of America Securities.  Mr. Miller earned his MBA in Finance from Indiana University and his Bachelor of Arts in Economics from UCLA.  He is a CFA® charterholder and a member of the CFA® Society Kansas City as well as the CFA® Institute.
Same.

Comparison of Principal Risks
The principal risks of investing in the Eagle Smaller Company Fund and the Scout Small Cap Fund are discussed below.  The Funds are subject to many of the same principal risks, but the Scout Small Cap Fund also is subject to Emerging Markets Risk, Focused Holdings Risk, Foreign Securities Risk, Growth Stocks Risk and Sector Risk, which the Eagle Smaller Company Fund is not.  The greatest risk of investing in a Fund is that you could lose money. The Funds invest primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, each Fund’s NAV may also increase or decrease. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Funds are subject to the following primary risks:
Emerging Markets Risk (Scout Small Cap Fund only)
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Equity Securities Risk
The Fund’s equity securities investments are subject to stock market risk. Such investments may also expose the Fund to additional risks:

Common Stocks.  The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

Preferred Stocks (Scout Small Cap Fund only). Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities (Scout Small Cap Fund only). The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

Depositary Receipts (Scout Small Cap Fund only). The Fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

REITs (Scout Small Cap Fund only). REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.  REITs typically incur fees that are separate from those incurred by the Fund, meaning the Fund’s investment in REITs will result in the layering of expenses such that as a shareholder, the Fund will indirectly bear a proportionate share of a REIT’s operating expenses.

Rights and Warrants (Scout Small Cap Fund only). Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Focused Holdings Risk (Scout Small Cap Fund only)
For funds that normally hold a core portfolio of securities of fewer companies than other more diversified funds, the increase or decrease of the value of a single security may have a greater impact on the fund’s NAV and total return when compared to other diversified funds.

Foreign Security Risk (Scout Small Cap Fund only)
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support.

The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Growth Stock Risk (Scout Small Cap Fund only)
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Timing Risk
Because of specific securities the Fund may invest in, it could be subject to the risk of market timing activities by Fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. The Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower and the transfer agent of the Fund can detect all market timing activities.

Mid-Cap Company Risk
Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of the Fund's portfolio and performance. Shareholders of a Fund that invests in mid-cap companies should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Sector Risk (Scout Small Cap Fund only)
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-Cap Company Risk
Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund's portfolio and performance. Shareholders of a Fund that invests in small-cap companies should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Stock Market Risk
Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.

Value Stock Risk
Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Comparison of Investment Restrictions and Limitations
The investment restrictions and limitations for the Funds are identical.  The fundamental investment policies of each Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund has adopted non-fundamental investment policies which, together with certain limits described under fundamental investment policies, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.  Each investment restriction and limitation for the Funds may be found in their combined SAI.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.
Investment Restriction	Eagle Smaller Company Fund	Scout Small Cap Fund
Fundamental Investment Policies
Borrowing	The fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Commodities
The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Same.

Concentration
Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Same.
Diversification
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Same.
Loans, Repurchase Agreements and Loans of Portfolio Securities	The fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Real Estate
The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Same.
Senior Securities	The fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Underwriting	The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the	Same.

meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
Non-Fundamental Investment Policies
Investing in Illiquid Securities
The fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Same.
Investing in Investment Companies	The fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.	Same.
Comparative Performance Information
The bar charts and tables below provide some indication of the risks of investing in Eagle Smaller Company Fund and Scout Small Cap Fund by demonstrating how its returns have varied over time.

The bar chart that follows illustrates annual returns for Class A shares of Eagle Smaller Company Fund for the periods ended December 31. The table that follows compares the Eagle Smaller Company Fund’s returns for various periods with benchmark returns.  Each of the Fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses.  Since Class Y shares commenced operations on November 20, 2017, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Eagle Smaller Company Fund – Calendar Year Total Returns (Class A)
[Bar chart to be inserted]
32.44%	23.16%	(1.12)%	15.03%	36.63%	(0.39)%	(6.15)%	18.13%	19.31%
2009	2010	2011	2012	2013	2014	2015	2016	2017
Best Quarter (% and quarter end date)				Worst Quarter (% and quarter end date)
25.26% (June 30, 2009)				(19.93)% (September 30, 2011)
The calendar year-to-date total return as of March 31, 2018 was (0.36)%.
The returns in the bar chart and quarterly return table above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Eagle Smaller Company Fund - Average Annual Total Returns (For the periods ended December 31, 2017)
Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	11/3/08	13.69%	11.39%	13.01%
After Taxes on Distributions	11.20%	7.43%	10.11%
After Taxes on Distributions and Sale of Fund Shares	9.81%	8.45%	10.34%
Class C – Before Taxes	11/3/08	18.46%	11.66%	12.75%
Class I – Before Taxes	3/9/09	19.72%	13.09%	20.00%
Class Y – Before Taxes	11/20/17	19.31%	12.48%	13.61%(a)
Class R-3 – Before Taxes	12/28/09	19.07%	12.17%	11.78%
Class R-5 – Before Taxes	12/28/09	19.75%	12.97%	12.59%
Class R-6 – Before Taxes	8/15/11	19.88%	13.06%	13.12%
Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Lifetime (From Inception Date of Class A and Class C Shares)	Lifetime (From Inception Date of Class I Shares)	Lifetime (From Inception Date of Class R-3 and Class R-5 Shares)	Lifetime (From Inception Date of Class R-6 Shares)
Russell 2000® Growth Index (b)	22.17%	15.21%	9.19%	20.73%	14.12%	14.62%
Russell 2500® Index	16.81%	14.33%	9.22%	20.72%	13.73%	14.50%

(a) Lifetime returns for Class Y shares of the Fund are since November 3, 2008, the inception date of the Fund’s Class A.
(b) The Fund’s benchmark changed from the Russell 2500® Index to the Russell 2000® Growth Index, effective March 1, 2018. Carillon Tower believes that the Russell 2000® Growth Index is more reflective of the types of securities in which the Fund invests than the Russell 2500® Index.

The bar chart that follows illustrates annual returns for Class I shares of Scout Small Cap Fund for the periods ended December 31. The table that follows compares the Scout Small Cap Fund’s returns for various periods with benchmark returns. The Class I shares of the Scout Small Cap Fund have adopted the performance history and financial statements of the Institutional Class shares of the Fund’s predecessor. Since Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 shares commenced operations on November 20, 2017, historical performance shown prior to the inception of these share classes reflects the performance of Class I shares, which, with respect to Class A shares, has been adjusted to reflect the sales load applicable to Class A shares.  Each of the Fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Scout Small Cap Fund – Calendar Year Total Returns (Class I)
[Bar chart to be inserted]
(40.19)%	20.95%	20.85%	(4.02)%	18.35%	37.02%	5.44%	0.63%	12.51%	31.87%
2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
17.53% (December 31, 2010)					(24.70)% (December 31, 2008)
The calendar year-to-date total return as of March 31, 2018 was (0.68)%.
The returns in the bar chart and quarterly return table above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Scout Small Cap Fund - Average Annual Total Returns (For the periods ended December 31, 2017)
Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	7/2/01	31.87%	16.62%	7.91%
After Taxes on Distributions	29.08%	15.04%	7.18%
After Taxes on Distributions and Sale of Fund Shares	20.38%	13.20%	6.33%
Class A – Before Taxes	11/20/17	25.23%	15.15%	7.07%
Class C – Before Taxes	11/20/17	29.54%	15.41%	6.79%
Class Y – Before Taxes	11/20/17	31.48%	16.27%	7.59%
Class R-3 – Before Taxes	11/20/17	31.15%	15.98%	7.32%
Class R-5 – Before Taxes	11/20/17	31.87%	16.62%	7.91%
Class R-6 – Before Taxes	11/20/17	31.99%	16.73%	8.02%
Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime (From the Inception Date of Class R-6 Shares)
Russell 2000 Growth Index	22.17%	15.21%	9.19%	14.62%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Class A only for Eagle Smaller Company Fund and Class I only for Scout Small Cap Fund.  After-tax returns for other classes will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Capitalization
The following table shows the capitalization of the Eagle Smaller Company Fund and the Scout Small Cap Fund as of March 31, 2018 and of the Scout Small Cap Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization.  The table is for informational purposes only.  The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Eagle Smaller Company Fund – Class A	$13,931,292	13.96	997,883.078
Scout Small Cap Fund – Class A	$88,644	27.70	3,200.556
Adjustments	$0	0.00	-494,948.760
Pro forma Scout Small Cap Fund – Class A (After Reorganization)	$14,019,936	27.70	506,134.874

Eagle Smaller Company Fund – Class C	$16,073,835	11.97	1,342,448.328
Scout Small Cap Fund – Class C	$79,458	27.62	2,876.698
Adjustments	$0	0.00	-760,484.584
Pro forma Scout Small Cap Fund – Class C (After Reorganization)	$16,153,293	27.62	584,840.442

Eagle Smaller Company Fund – Class I	$8,458,990	15.16	557,931.104
Scout Small Cap Fund – Class I	$261,357,081	27.73	9,426,276.172
Adjustments	$0	0.00	-254,092.923
Pro forma Scout Small Cap Fund – Class I (After Reorganization)	$269,816,071	27.73	9,730,114.353

Eagle Smaller Company Fund – Class Y	$10,227	15.14	675.271
Scout Small Cap Fund – Class Y	$20,734	27.70	748.584
Adjustments	$0	0.00	-306.129
Pro forma Scout Small Cap Fund – Class Y (After Reorganization)	$30,961	27.70	1,117.726

Eagle Smaller Company Fund – Class R-3	$523,685	13.37	39,168.461
Scout Small Cap Fund – Class R-3	$10,252	27.67	370.482
Adjustments	$0	0.00	-20,242.340
Pro forma Scout Small Cap Fund – Class R-3 (After Reorganization)	$533,937	27.67	19,296.603

Eagle Smaller Company Fund – Class R-5	$51,807	14.95	3,464.388
Scout Small Cap Fund – Class R-5	$10,272	27.73	370.459
Adjustments	$0	0.00	-1,596.152
Pro forma Scout Small Cap Fund – Class R-5 (After Reorganization)	$62,079	27.73	2,238.695

Eagle Smaller Company Fund – Class R-6	$3,094,888	15.05	205,604.443
Scout Small Cap Fund – Class R-6	$10,276	27.74	370.459
Adjustments	$0	0.00	-94,036.762
Pro forma Scout Small Cap Fund – Class R-6 (After Reorganization)	$3,105,164	27.74	111,938.140

REORGANIZATION 2:	REORGANIZATION OF THE CARILLON EAGLE MID CAP STOCK FUND INTO THE CARILLON EAGLE MID CAP GROWTH FUND.
Considerations Regarding the Reorganization
Please note the following information regarding the Reorganization:

●
The Eagle MCG Fund and the Eagle MCS Fund pursue the same investment objective, which is to seek long-term capital appreciation.  The Funds each have the same policy to invest during normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies.

●
The Eagle MCG Fund and the Eagle MCS Fund have similar investment strategies and risks.  The primary difference between the Funds’ investment strategies are that: (1) the Eagle MCG Fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time, while the Eagle MCS Fund has no such strategy; (2) the Eagle MCG Fund defines mid-capitalization companies by reference to the Russell Midcap® Growth Index, while the Eagle MCS Fund defines mid-capitalization companies by reference to the Russell Midcap® Index; and (3) the Eagle MCG Fund invests primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels, while the Eagle MCS Fund invests primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value. The Funds are subject to many of the same principal risks, though Eagle MCS Fund is subject to value stock risk, which Eagle MCG Fund is not, and Eagle MCG Fund is subject to information technology sector risk and sector risk, which are not principal risks of the Eagle MCS Fund. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” and “Comparison of Principal Risks” below for further information.

●
Carillon Tower is each Fund’s investment adviser, and Eagle is each Fund’s subadviser.  Effective March 1, 2018, the Eagle MCS Fund is managed by the same team of portfolio managers as the Eagle MCG Fund.  After the Reorganization, the current portfolio managers of the Eagle MCG Fund will continue to serve as the portfolio managers of that Fund.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

●
The Class A shares of the Eagle MCS Fund underperformed the Class A shares of the Eagle MCG Fund for the one-, five- and ten-year periods ended December 31, 2017.  In addition, the Class A shares of the Eagle MCS Fund underperformed the Fund’s primary and secondary benchmark indexes, the Russell Midcap® Index and the S&P MidCap 400® Index, for the one-, five- and ten-year periods ended December 31, 2017.  The Class A shares of the Eagle MCG Fund underperformed the Fund’s primary benchmark, the Russell Midcap® Growth Index, for the one-, five- and ten-year periods ended December 31, 2017.

●	Each Fund has identical contractual expense cap limitations. Carillon Tower has contractually agreed to limit each Fund’s total annual fund operating expenses through June 30, 2019. Carillon

Tower will benefit from the Reorganization to the extent that it will no longer continue to waive and/or reimburse the operating expenses for the Eagle MCS Fund.  However, after the Reorganization, Carillon Tower will forfeit the right to recoup any fees waived or expenses reimbursed for the Eagle MCS Fund.

●
The annual fund operating expense ratios for each class of Eagle MCS Fund are higher than the annual fund operating expense ratio of each corresponding class of the Eagle MCG Fund, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle MCS Fund.  The annual fund operating expenses of the Eagle MCS Fund and the Eagle MCG Fund are subject to the same expense cap limitations; however, each class of the Eagle MCG Fund currently operates below its expense cap limitation and is expected to operate below its expense cap limitation after giving effect to the Reorganization.  After giving effect to the Reorganization, the pro forma annual operating expense ratio of each class of the Eagle MCG Fund is expected to be slightly lower than the current annual operating expense ratio of each class of the Fund.

●	The interests of the Funds’ shareholders would not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s NAV.
●
Subject to the fee waiver and expense reimbursement agreement between the Trust and Carillon Tower, Eagle MCS Fund shall bear the costs of printing and mailing to its shareholders the Information Statement and associated costs, and the Eagle MCS Fund and Eagle Smaller Company Fund equally bear all other reorganization expenses of both Reorganizations.  Since Eagle MCS Fund’s operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the fee waiver and expense reimbursement agreement, it is expected that Carillon Tower ultimately will bear the expenses of the Reorganization.

●
The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Eagle MCS Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. However, to the extent that Eagle MCS Fund has assets that cannot be held by Eagle MCG Fund, those assets will be sold before the Reorganization.  In the event that assets of the Eagle MCS Fund are sold before they are transferred to the Eagle MCG Fund, the Eagle MCS Fund could recognize net capital gains that would be taxable to Eagle MCS Fund shareholders when distributed to them before the Reorganization.  Alternatively, the disposition of assets before the Reorganization could result in the Eagle MCS Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Carillon Tower and Eagle have reviewed the Funds’ current portfolio holdings and determined that the Eagle MCS Fund’s holdings generally are compatible with the Eagle MCG Fund’s investment objective and policies.  As a result, Carillon Tower and Eagle believe that all, or substantially all, of the Eagle MCS Fund’s assets could be transferred to and held by the Eagle MCG Fund and Eagle does not anticipate selling assets of the Eagle MCS Fund in connection with the Reorganization.  However, this expectation could change under certain circumstances, including, for example, in response to significant market events.

●	The alternative to the Reorganization is the liquidation of the Eagle MCS Fund, which could result in adverse tax consequences to Eagle MCS Fund shareholders whose shares have appreciated in value.
Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of Eagle MCS Fund and Eagle MCG Fund and the pro forma fees and expenses of each class of shares of Eagle MCG Fund after giving effect to the Reorganization.  You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds.  More information about these and other discounts is available from your financial professional, on page B-1 of Appendix B of this Information Statement and in the SAI.  Expenses for the Class A, Class C, Class I, Class R-3, Class R-5 and Class R-6 shares of each Fund are based on the operating expenses incurred by each such class of shares for the twelve-month period ended

October 31, 2017.  Class Y shares of each Fund commenced operations on November 20, 2017.  Therefore, expenses for Class Y shares of each Fund are based on estimates for the current fiscal year.
Fees and Expenses	Eagle MCS Fund Class A	Eagle MCG Fund Class A	Eagle MCG Fund Class A (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%	4.75%	4.75%
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	None (a)	None (a)
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.54%	0.53%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.37%(b)	0.28%(b)	0.28%
Total Annual Fund Operating Expenses	1.22%	1.07%	1.06%
Fee Waiver and/or Expense Reimbursement	0.01%(c)	(0.00)%(d)	(0.00)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	1.07%	1.06%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A shares.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCS Fund through June 30, 2019 to the extent that annual operating expenses of Class A shares exceed 1.25% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.  During the fiscal year ended October 31, 2017, the Fund paid amounts to Carillon Tower that were previously waived and/or reimbursed by Carillon Tower under the contractual fee waiver/expense reimbursement agreement for the Fund’s Class A shares.
(d) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCG Fund through June 30, 2019 to the extent that annual operating expenses of Class A shares exceed 1.25% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle MCS Fund Class C	Eagle MCG Fund Class C	Eagle MCG Fund Class C (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	1.00% (a)	1.00% (a)	1.00% (a)
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.54%	0.53%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%

Other Expenses	0.38%(b)	0.25%(b)	0.25%
Total Annual Fund Operating Expenses	1.98%	1.79%	1.78%
Fee Waiver and/or Expense Reimbursement	0.02%(c)	(0.00)%(d)	(0.00)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	1.79%	1.78%

(a) If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class C shares.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCS Fund through June 30, 2019 to the extent that annual operating expenses of Class C shares exceed 2.00% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. During the fiscal year ended October 31, 2017, the Fund paid amounts to Carillon Tower that were previously waived and/or reimbursed by Carillon Tower under a contractual fee waiver/expense reimbursement agreement for the Fund’s Class C shares.
(d) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCG Fund through June 30, 2019 to the extent that annual operating expenses of Class C shares exceed 2.00% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle MCS Fund Class I	Eagle MCG Fund Class I	Eagle MCG Fund Class I (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.54%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.36%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.96%	0.78%	0.77%
Fee Waiver and/or Expense Reimbursement	(0.01)%(a)	(0.00)%(b)	(0.00)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.78%	0.77%

(a) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCS Fund through June 30, 2019 to the extent that annual operating expenses of Class I shares exceed 0.95% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(b) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCG Fund through June 30, 2019 to the extent that annual operating expenses of Class I shares exceed 0.95% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle MCS Fund Class Y	Eagle MCG Fund Class Y	Eagle MCG Fund Class Y (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.54%	0.53%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.45%(a)	0.24%(a)	0.24%(a)
Total Annual Fund Operating Expenses	1.30%	1.03%	1.02%
Fee Waiver and/or Expense Reimbursement	(0.05)%(b)	(0.00)%(c)	(0.00)%(c)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.03%	1.02%

(a) Other expenses are estimated for the current fiscal year.
(b) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCS Fund through June 30, 2019 to the extent that annual operating expenses of Class Y shares exceed 1.25% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCG Fund through June 30, 2019 to the extent that annual operating expenses of Class Y shares exceed 1.25% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle MCS Fund Class R-3	Eagle MCG Fund Class R-3	Eagle MCG Fund Class R-3 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.54%	0.53%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.43%(a)	0.29%(a)	0.29%(a)
Total Annual Fund Operating Expenses	1.53%	1.33%	1.32%
Fee Waiver and/or Expense Reimbursement	(0.03)%(b)	(0.00)%(c)	(0.00)%(c)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.33%	1.32%

(a) Other expenses have been restated to reflect the current administrative services fee rate for Class R-3 shares.

(b) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCS Fund through June 30, 2019 to the extent that annual operating expenses of Class R-3 shares exceed 1.50% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(c) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCG Fund through June 30, 2019 to the extent that annual operating expenses of Class R-3 shares exceed 1.50% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle MCS Fund Class R-5	Eagle MCG Fund Class R-5	Eagle MCG Fund Class R-5 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.54%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.46%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.06%	0.79%	0.78%
Fee Waiver and/or Expense Reimbursement	(0.11)%(a)	(0.00)%(b)	(0.00)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.79%	0.78%

(a) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCS Fund through June 30, 2019 to the extent that annual operating expenses of Class R-5 shares exceed 0.95% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(b) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCG Fund through June 30, 2019 to the extent that annual operating expenses of Class R-5 shares exceed 0.95% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Fees and Expenses	Eagle MCS Fund Class R-6	Eagle MCG Fund Class R-6	Eagle MCG Fund Class R-6 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.54%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.27%	0.15%	0.15%
Total Annual Fund Operating Expenses	0.87%	0.69%	0.68%
Fee Waiver and/or Expense Reimbursement	(0.02)%(a)	(0.00)(b)	(0.00)(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.69%	0.68%

(a) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCS Fund through June 30, 2019 to the extent that annual operating expenses of Class R-6 shares exceed 0.85% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon’ Towers investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
(b) Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Eagle MCG Fund through June 30, 2019 to the extent that annual operating expenses of Class R-6 shares exceed 0.85% of that class’ average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon’ Towers investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
Example of Fund Expenses
This example is intended to help you compare costs between the Eagle MCS Fund and the Eagle MCG Fund and the pro forma costs for the Eagle MCG Fund after giving effect to the Reorganization.  The example assumes that you invested $10,000 for the periods shown and then redeemed all of your shares at the end of those periods, that you earned a hypothetical 5% total return each year, that the Funds’ operating expenses remain the same, and that the contractual agreement to limits overall Fund expenses remains in place for the term of the agreement.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period.  Actual performance and expenses may be higher or lower.
	Year 1	Year 3	Year 5	Year 10
Eagle MCS Fund
Class A	$594	$845	$1,114	$1,883
Class C	$303	$623	$1,069	$2,308
Class I	$97	$305	$530	$1,177
Class Y	$127	$407	$708	$1,563
Class R-3	$153	$480	$831	$1,821
Class R-5	$97	$326	$574	$1,284
Class R-6	$87	$276	$480	$1,071
Eagle MCG Fund
Class A	$579	$799	$1,037	$1,719
Class C	$282	$563	$970	$2,105
Class I	$80	$249	$433	$966
Class Y	$105	$328	$569	$1,259
Class R-3	$135	$421	$729	$1,601
Class R-5	$81	$252	$439	$978
Class R-6	$70	$221	$384	$859
Pro forma Eagle MCG Fund (After Reorganization)
Class A	$578	$796	$1,032	$1,708
Class C	$281	$560	$964	$2,095
Class I	$79	$246	$428	$954
Class Y	$104	$325	$563	$1,248
Class R-3	$134	$418	$723	$1,590
Class R-5	$80	$249	$433	$966
Class R-6	$69	$218	$379	$847

Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Eagle MCS Fund’s portfolio turnover rate was 16% of the average value of its portfolio.  During the most recent fiscal year, the Eagle MCG Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers

The Funds pursue the same investment objective, which is to seek long-term capital appreciation.  During normal market conditions, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies.  The Funds also have similar investment strategies and risks.  The primary difference between the Funds’ investment strategies are that: (1) the Eagle MCG Fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time, while the Eagle MCS Fund has no such strategy; (2) the Eagle MCG Fund defines mid-capitalization companies by reference to the Russell Midcap® Growth Index, while the Eagle MCS Fund defines mid-capitalization companies by reference to the Russell Midcap® Index; and (3) the Eagle MCG Fund invests primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels, while the Eagle MCS Fund invests primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value.

Carillon Tower and Eagle have reviewed the Funds’ current portfolio holdings and determined that the Eagle MCS Fund’s holdings generally are compatible with the Eagle MCG Fund’s investment objective and policies.  As a result, Carillon Tower and Eagle believe that all, or substantially all, of the Eagle MCS Fund’s assets could be transferred to and held by the Eagle MCG Fund and Eagle does not anticipate selling assets of the Eagle MCS Fund in connection with the Reorganization. However, this expectation could change under certain circumstances, including, for example, in response to significant market events.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below.

Eagle MCS Fund	Eagle MCG Fund
Investment Objective
The Fund seeks long-term capital appreciation.	Same.
The Fund’s investment objective is non-fundamental and may be changed by its Board of Trustees without shareholder approval.	Same.
Principal Investment Strategies
During normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies. The Fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market

During normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. The Fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period (approximately $85.0 billion during the 12-month period ended December 31, 2017).

The Fund will invest primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-capitalization companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The Fund will sell securities when they no longer meet the portfolio managers’ investment criteria. At times, the Fund may hold securities of small-capitalization companies.

capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Growth Index during the most recent 12-month period (approximately $85.0 billion during the 12-month period ended December 31, 2017).

The Fund will invest primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the Fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time. The Fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the Fund’s net assets. At times, the Fund may hold securities of small-capitalization companies.

Temporary Defensive Strategy
As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The Fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that the Fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Same.
Additional Information Regarding Investment Strategies
The Fund’s portfolio managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the Fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.
Same.
Investment Adviser
Carillon Tower	Same.

Investment Subadviser
Eagle	Same.
Portfolio Managers
Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund since March 1, 2018. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Previously, Mr. Mintz served as a Senior Research Analyst since 2005. Christopher Sassouni, D.M.D., has been Assistant Portfolio Manager and Vice President of Eagle since 2006 and assists Mr. Boksen and Mr. Mintz in the responsibilities of managing the fund.
Same.
Comparison of Principal Risks
The principal risks of investing in Eagle MCS Fund and Eagle MCG Fund are discussed below.  The Funds are subject to many of the same principal risks, though Eagle MCS Fund is subject to Value Stock Risk, which Eagle MCG Fund is not.  Additionally, the Eagle MCG Fund is subject to Sector Risk—Information Technology Sector Risk, which is not a principal risk of the Eagle MCS Fund.  The greatest risk of investing in a Fund is that you could lose money. The Funds invest primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, each Fund’s NAV also increases and decreases. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Funds are subject to the following primary risks:
Equity Securities Risk
The Fund’s equity securities investments are subject to stock market risk. Such investments may also expose the Fund to additional risks:

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Growth Stock Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Mid-Cap Company Risk
Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of the Fund's portfolio and performance. Shareholders of a Fund that invests in mid-cap companies should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Sector Risk (Eagle MCG Fund only)
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company's business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
Small-Cap Company Risk
Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund's portfolio and performance. Shareholders of a Fund that invests in small-cap companies should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Stock Market Risk
Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.

Value Stock Risk (Eagle MCS Fund only)
Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Comparison of Investment Restrictions and Limitations
The investment restrictions and limitations for the Funds are identical.  The fundamental investment policies of each Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the 1940 Act.  Each Fund has adopted non-fundamental investment policies which, together with certain limits described under fundamental investment policies, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.  Each investment restriction and limitation for the Funds may be found in their combined SAI.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.
Investment Restriction	Eagle MCS Fund	Eagle MCG Fund
Fundamental Investment Policies
Borrowing	The fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Commodities
The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall
Same.

not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Concentration
Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Same.
Diversification
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Same.
Loans, Repurchase Agreements and Loans of Portfolio Securities	The fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Real Estate	The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or	Same.

other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Senior Securities	The fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
Same.
Non-Fundamental Investment Policies
Investing in Illiquid Securities
The fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Same.
Investing in Investment Companies	The fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.	Same.
Comparative Performance Information
The bar charts and tables below provide some indication of the risks of investing in the Eagle MCS Fund and the Eagle MCG Fund by demonstrating how its returns have varied over time.

The bar chart that follows illustrates annual returns for Class A shares of the Eagle MCS Fund for the periods ended December 31. The table that follows compares the Eagle MCS Fund’s returns for various periods with benchmark returns. Since Class Y shares commenced operations on November 20, 2017, historical performance shown prior to November 20, 2017 reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the Fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Eagle MCS Fund – Calendar Year Total Returns (Class A)
[Bar chart to be inserted]
(37.64)%	31.01%	20.39%	(9.18)%	12.51%	30.27%	4.47%	(2.21)%	10.42%	19.59%
2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
15.83% (September 30, 2009)					(22.89)% (December 31, 2008)
The calendar year-to-date total return as of March 31, 2018 was (0.42)%.
The returns in the bar chart and quarterly return table above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Eagle MCS Fund - Average Annual Total Returns (For the periods ended December 31, 2017)
	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	11/6/97	13.92%	10.85%	5.34%
After Taxes on Distributions		12.63%	8.66%	4.07%
After Taxes on Distributions and Sale of Fund Shares		8.94%	8.15%	4.05%
Class C – Before Taxes	11/6/97	18.65%	11.09%	5.07%
Class I – Before Taxes	6/6/06	19.95%	12.26%	6.20%
Class Y – Before Taxes	11/20/17	19.59%	11.94%	5.85%
Class R-3 – Before Taxes	8/10/06	19.29%	11.59%	5.58%
Class R-5 – Before Taxes	10/2/06	19.95%	12.36%	6.24%
Class R-6 – Before Taxes	8/15/11	20.07%	12.40%		11.82%
Index (reflects no deduction for fees, expenses or taxes)		1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class R-6 Shares)
Russell Midcap® Index		18.52%	14.96%	9.11%	14.88%
S&P MidCap 400® Index		16.24%	15.01%	9.97%	14.87%

The bar chart that follows illustrates annual returns for Class A shares of the Eagle MCG Fund for the periods ended December 31. The table that follows compares the Fund’s returns for various periods with benchmark returns.  Since Class Y shares commenced operations on November 20, 2017, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the Fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Eagle MCG Fund – Calendar Year Total Returns (Class A)
[Bar chart to be inserted]
(38.91)%	39.80%	29.97%	(8.92)%	15.89%	37.54%	9.64%	2.19%	6.72%	29.90%
2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
18.31% (December 31, 2010)					(25.72)% (December 31, 2008)
The calendar year-to-date total return as of March 31, 2018 was 4.35%.
The returns in the bar chart and quarterly return table above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
Eagle MCG Fund - Average Annual Total Returns (For the periods ended December 31, 2017)
Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	8/20/98	23.72%	15.27%	9.08%
After Taxes on Distributions	22.96%	14.26%	8.55%
After Taxes on Distributions and Sale of Fund Shares	14.06%	12.10%	7.35%
Class C – Before Taxes	8/20/98	28.99%	15.57%	8.82%
Class I – Before Taxes	6/21/06	30.35%	16.78%	10.00%
Class Y – Before Taxes	11/20/17	29.90%	16.40%	9.61%
Class R-3 – Before Taxes	1/12/09	29.54%	16.07%	16.99%
Class R-5 – Before Taxes	12/28/09	30.32%	16.75%	14.58%
Class R-6 – Before Taxes	8/15/11	30.44%	16.90%	15.43%
Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class R-3 Shares)	Lifetime (From Inception Date of Class R-6 Shares)	Lifetime (From Inception Date of Class R-6 Shares)
Russell Midcap® Growth Index	25.27%	15.30%	9.10%	17.84%	14.20%	14.64%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Class A only and after-tax returns for other classes will vary. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Capitalization
The following table shows the capitalization of the Eagle MCS Fund and the Eagle MCG Fund as of March 31, 2018 and of the Eagle MCG Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization.  The table is for informational purposes only.  The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Eagle MCS Fund – Class A	$159,825,273	28.26	5,654,568.793
Eagle MCG Fund – Class A	$529,743,486	58.95	8,986,346.066
Adjustments	$0	0.00	-2,943,395.622
Pro forma Eagle MCG Fund – Class A (After Reorganization)	$689,568,759	58.95	11,697,519.237

Eagle MCS Fund – Class C	$27,853,557	20.49	1,359,658.618
Eagle MCG Fund – Class C	$122,912,561	47.28	2,599,522.985
Adjustments	$0	0.00	-770,388.921
Pro forma Eagle MCG Fund – Class C (After Reorganization)	$150,766,118	47.28	3,188,792.682

Eagle MCS Fund – Class I	$61,660,247	29.99	2,056,049.937
Eagle MCG Fund – Class I	$943,030,989	62.12	15,181,465.526
Adjustments	$0	0.00	-1,064,121.451
Pro forma Eagle MCG Fund – Class I (After Reorganization)	$1,004,691,236	62.12	16,173,394.012

Eagle MCS Fund – Class Y	$12,323	29.95	411.397
Eagle MCG Fund – Class Y	$20,451	62.02	329.727
Adjustments	$0	0.00	-212.682
Pro forma Eagle MCG Fund – Class Y (After Reorganization)	$32,774	62.02	528.442

Eagle MCS Fund – Class R-3	$1,170,434	27.03	43,294.395
Eagle MCG Fund – Class R-3	$33,221,027	57.23	580,458.367
Adjustments	$0	0.00	-22,818.619
Pro forma Eagle MCG Fund – Class R-3 (After Reorganization)	$34,391,461	57.23	600,934.143

Eagle MCS Fund – Class R-5	$278,260	30.18	9,221.384
Eagle MCG Fund – Class R-5	$515,660,956	61.96	8,322,687.321
Adjustments	$0	0.00	-4,936.207
Pro forma Eagle MCG Fund – Class R-5 (After Reorganization)	$515,939,216	61.96	8,326,972.498

Eagle MCS Fund – Class R-6	$865,158	30.33	28,527.986
Eagle MCG Fund – Class R-6	$1,075,213,879	62.48	17,207,888.039
Adjustments	$0	0.00	-13,640.145
Pro forma Eagle MCG Fund – Class R-6 (After Reorganization)	$1,076,079,037	62.48	17,222,775.880

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS
Plan of Reorganization and Termination
The terms and conditions under which the Reorganizations will be consummated are set forth in the Reorganization Plan.  The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached to this Information Statement as Appendix A.
The Reorganization Plan provides for the Reorganizations to occur on or about July 13, 2018.  The Reorganization Plan provides that pursuant to each Reorganization, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund at the close of business (or other time determined by the Trust) on the Closing Date.  In exchange for that transfer of assets, each Acquiring Fund will simultaneously (1) issue the number of full and fractional Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of the Target Fund, respectively, as of the close of business on the Closing Date and (2) assume all of the liabilities of the Target Fund.  Immediately thereafter, each Target Fund will distribute the Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of the corresponding Acquiring Fund to the Target Fund’s shareholders as of the close of business on the Closing Date, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of the Acquiring Fund due that shareholder, in complete liquidation (for federal tax purposes) of the Target Fund.  As a result, immediately after the Reorganizations, those shareholders of each Target Fund’s Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares will own Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares, as applicable, of the corresponding Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization.  No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of a Target Fund.  Shares will be held in book entry form only.  Paper certificates will not be issued.  After such distribution, the Trust will take all necessary steps to effect a complete dissolution of each Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).
Until the day prior to the Closing Date, shareholders of each Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after receipt by the transfer agent of a redemption request in proper form.  Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganizations, all of the issued and outstanding Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of each Target Fund will be canceled on its respective shareholder records, which will be permanently closed.  Target Fund shareholders will be free to redeem the Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV.  Shareholders of each Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in the Reorganization.
The consummation of one Reorganization is not contingent on consummation of the other Reorganization. The Reorganization Plan may be terminated or delayed with respect to either Reorganization, and either Reorganization may be abandoned or postponed by the Board at any time before the Closing Date, if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund participating therein. The completion of each Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganizations” below).  In addition, the Reorganization Plan requires that each Target Fund will have distributed by the Closing Date substantially all of its taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have no federal income or excise tax liability at the time of its Reorganization.  In the event that a Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to its portfolio following the change of its portfolio managers on March 1, 2018, such distribution will be taxable to shareholders unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganizations is expected to be on or about July 13, 2018, or another date determined by the Trust.
Subject to the fee waiver and expense reimbursement agreement between the Trust, on each Target Fund’s behalf, and Carillon Tower, each Target Fund shall bear the costs of printing and mailing to its shareholders the Information Statement and associated costs, and the Target Funds shall equally bear all other reorganization expenses of both Reorganizations.
Description of Acquiring Fund Shares
In accordance with the procedures provided for in the Reorganization Plan, the shareholders of each Target Fund will receive the same class of shares with the same aggregate value of the corresponding Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
Class A shares	Class A shares
Class C shares	Class C shares
Class I shares	Class I shares
Class Y shares	Class Y shares
Class R-3 shares	Class R-3 shares
Class R-5 shares	Class R-5 shares
Class R-6 shares	Class R-6 shares

Shares of the Acquiring Funds issued to the shareholders of the Target Funds pursuant to the Reorganization Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.
Board Considerations
The Board met on November 17, 2017 to consider the Reorganizations. Based upon the recommendation of Carillon Tower, the Board’s evaluation of the relevant information prepared by Carillon Tower and presented to the Board in advance of the meeting, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Trust under the 1940 Act, unanimously determined that the Reorganizations are in the best interests of each Target Fund, the corresponding Acquiring Fund and their respective shareholders and that the interests of existing Target Fund and Acquiring Fund shareholders will not be diluted as a result of the Reorganizations.

In approving the Reorganizations, the Board recognized that Carillon Tower considered various alternatives to the Reorganizations.  The Board considered the terms of the Reorganizations and determined that the Reorganizations would provide Target Fund shareholders with the options of (1) continuing to pursue their investment objective through a larger fund that pursues a similar or identical investment objective on a tax-free basis or (2) for any shareholders who did not wish to participate in the Reorganizations, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund in the Carillon Family of Funds, which might have tax consequences for them.  The Board considered that liquidating and terminating the Target Funds would provide Target Fund shareholders with no choice and might have adverse tax consequences for them.  The Board further considered that Target Fund shareholders were free to redeem their shares at any time before or after the Reorganizations.

In approving the Reorganizations, the Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganizations.  The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of each Target Fund will be in exchange for classes of shares of the corresponding Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board also considered the fact that no sales charges would be imposed in connection with the Reorganizations.  In addition, the Board noted that pursuant to the Reorganization Plan, each Target Fund’s shareholder would receive the aggregate value of shares of the corresponding class(es) of the corresponding Acquiring Fund as the aggregate value of shares of the class(es) of the Target Fund that the shareholder holds immediately prior to the Reorganization. As a result, the Board considered that the interests of each Fund’s shareholders would not be diluted as a result of the Reorganizations.

Investment Objectives, Policies and Limitations and Continuity of Subadvisers. The Board considered that the Eagle Smaller Company Fund and the Scout Small Cap Fund have similar though not identical investment objectives and the same policy of investing 80% of their net assets in equity securities of small capitalization companies.  The Board considered that the Funds have somewhat different investment strategies and the Scout Small Cap Fund is subject to certain additional risks.  The Board considered that the Eagle MCS Fund and the Eagle MCG Fund have the same investment objective, the same policy of investing 80% of their net assets in equity securities of mid capitalization companies, and similar investment strategies and risks.  The Board considered that the Funds’ fundamental investment restrictions are identical.
The Board considered that, after the Reorganizations, each Acquiring Fund would continue to pursue its current investment objective and investment strategy.  With respect to the Eagle Smaller Company Fund, the Board considered that it had approved the appointment of Scout Investments as the subadviser to the Eagle Smaller Company Fund, and that, in that connection, the same portfolio managers that serve as the portfolio managers of the Scout Small Cap Fund would assume the day-to-day responsibility for the management of the Eagle Smaller Company Fund.  The Board considered that Eagle acts as sub-adviser to both the Eagle MCS Fund and Eagle MCG Fund and would continue to act as sub-adviser to the Eagle MCG Fund after the Reorganization.

Comparison of Fund Performance. The Board considered that the short-and long-term performance of the Class I shares of the Scout Small Cap Fund is more favorable than the short- and long-term performance of the Class I shares of the Eagle Small Cap Fund. The Board also considered that the short-and long-term performance of each share class the Eagle MCG Fund is more favorable than the short- and long-term performance of the corresponding share class of the Eagle MCS Fund.

Net Assets and Portfolio Composition.  The Board considered that each Target Fund would be reorganized into a larger fund since, as of September 30, 2017, the net assets of the Eagle Smaller Company Fund were $45,421,520 while the net assets of the Scout Small Cap Fund were $270,782,334 and the net assets of the Eagle MCS Fund were $259,259,933 while the net assets of the Eagle MCG Fund were $2,156,455,532.  The Board also considered Carillon Tower’s representation that each Target Fund’s current portfolio investments generally are compatible with the corresponding Acquiring Fund’s investment objectives and strategies.

Relative Expense Ratios and Continuation of Waiver Agreements.  The Board reviewed information regarding comparative expense ratios.  The Board considered the fact that Carillon Tower had contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2019 as follows:

Contractual Expense Limitations
Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

The Board considered that, for each Fund: (1) the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses and, with respect to the Scout Small Cap Fund, the expense limitation also excludes short sale dividend and interest expenses; (2) the contractual fee waiver can be changed only with the approval of a majority of the Board of Trustees; and (3) any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

The Board considered that the contractual management fee rate and subadvisory fee rate for the Scout Small Cap Fund will be lowered to match those of the Eagle Smaller Company Fund.  Taking into account the new management and subadvisory fee rates for the Scout Small Cap Fund, the Board considered that the total annual fund operating expense ratios of each class of the Eagle Smaller Company Fund were higher than the total annual fund operating expense ratio of each corresponding class of the Scout Small Cap Fund, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle Smaller Company Fund.  The Board further considered that while both Funds’ total annual fund operating expenses are subject to expense cap limitations, each class of the Scout Small Cap Fund currently operates below its expense cap limitation and is expected to continue to operate below its expense cap limitation after the Reorganization.

With respect to the Eagle MCS Fund, the Board considered that the annual fund operating expense ratios for each class of Eagle MCS Fund were higher than the annual fund operating expense ratio of each corresponding class of the Eagle MCG Fund, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle MCS Fund.  The Board further considered that while the both Funds’ annual fund operating expenses are subject to expense cap limitations, each class of the Eagle MCG Fund currently operates below its expense cap limitation and is expected to continue to operate below its expense cap limitation after the Reorganization.

Economies of Scale.  The Board considered that the Reorganization of the Eagle Smaller Company Fund into the Scout Small Cap Fund has the potential to result in lowering annual fund operating expenses of the Scout Small Cap Fund over time.  The Board considered that, after giving effect to the Reorganization of the Eagle MCS Fund into the Eagle MCG Fund, the pro forma annual fund operating expense ratio for each class of the Eagle MCG Fund would decrease slightly (as a result of reaching an additional breakpoint in its management fee) and would be lower than the annual fund operating expense ratios of the corresponding classes of the Eagle MCS Fund, even after taking into account the fee waivers and/or expense reimbursements in place for the Eagle MCS Fund.  The Board further considered that the Reorganization may contribute to further lowering total annual fund operating expenses of the Eagle MCG Fund over time.

Benefits to Carillon Tower and Scout Investments. The Board considered that Carillon Tower and its affiliates will benefit from a streamlined fund line up as the Reorganizations would reduce the number of small cap and mid cap investment products in the Trust.  In addition the Reorganizations would eliminate the costs of running the Eagle Smaller Company Fund and Eagle MCS Fund and the related fee waivers provided by Carillon Tower and/or the applicable subadviser.  The Board considered that, as a result of the reduction in the Scout Small Cap Fund’s management fee that would be implemented in advance of the Reorganizations, all classes of the Scout Small Cap Fund would operate below their respective expense cap limits, which will eliminate the fee waivers provided by Carillon Tower or Scout Investments though Carillon Tower and Eagle would lose the ability to recoup previously waived fees in the Eagle Smaller Company Fund and the Eagle MCS Fund after the Reorganizations.

Tax Consequences.  The Board considered that the Reorganizations are expected to be free from adverse federal income tax consequences for each Fund and its respective shareholders.

Expenses Relating to Reorganization. The Board considered that the costs of each Reorganization, including the costs of preparing the Reorganization Plan and the Information Statement will be borne by the Funds participating therein.  The Board also considered that Carillon Tower did not anticipate that there would be any material indirect costs associated with the Reorganizations, such as brokerage expenses, but that such indirect costs, if any, would be paid by the Fund that incurred them.

Other Alternatives.  The Board considered several alternatives to the Reorganizations that were identified by Carillon Tower.  After considering the merits and viability of these other alternatives, the Board agreed with Carillon Tower’s assessment that the possible alternatives, including liquidation of the Target Funds, were less desirable than the Reorganizations.

Federal Income Tax Consequences of the Reorganizations
Each Target Fund has qualified for treatment as a “regulated investment company” under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Code (“RIC”) for each taxable year since its inception. Accordingly, the Trust believes each Target Fund has been, and expects each Target Fund to continue through the Closing Date to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M. Each Acquiring Fund also has qualified for treatment as a RIC for each taxable year since its inception.
Each Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code.  As a condition to the closing of each Reorganization, the Trust will receive an opinion of its counsel substantially to the effect that -- based on the facts and certain assumptions stated therein and conditioned on the representations set forth in the Reorganization Plan (that is, the conditions precedent set forth in the Reorganization Plan, which pursuant to the Reorganization Plan such counsel may treat as representations and warranties the Trust made to it) being true and complete at the time of the closing of the Reorganization and the Reorganization’s being consummated in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization, each Fund participating therein will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and, accordingly, with respect to each such Fund and its shareholders, for federal income tax purposes:
●
The Target Fund will recognize no gain or loss on the transfer of its assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;

●	A shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;
●
A shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds the latter as capital assets at the time of the closing of the Reorganization;

●	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund’s liabilities; and
●
The Acquiring Fund’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of a Reorganization on the relevant Target Fund and Acquiring Fund or any shareholder of that Target Fund with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the affected Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the affected Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Tracking Your Basis and Holding Period.  After the Reorganization, you will be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares, as you were with respect to your Target Fund shares, for federal income tax purposes.  Any basis determination method you elected with respect to Target Fund shares you acquired after December 31, 2011, will be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”).  If you want to use any acceptable method for basis determination other than the average basis method, which is the Acquiring Fund’s default method, with respect to any Acquiring Fund shares you acquire after the Reorganization (“Covered AF Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic).  Any basis determination method for Covered Shares may not be changed with respect to a redemption (including a redemption that is part of an exchange) thereof after the settlement date of the redemption.
Each Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, each Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, report the basis information therefor and whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Shareholder Rights

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company.  The Target Funds and the Acquiring Funds are separate series of the Trust.  The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to name the rights and preferences of the shareholders of each series and class.  The Trust may issue an unlimited number of authorized shares of beneficial interest.  The Declaration of Trust provides that the Board may, without shareholder approval, reorganize any series of the Trust into another business entity, including another series of the Trust, so long as such business entity is an investment company registered under the 1940 Act, and the series receive adequate consideration as determined by the Board.
The Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware law.  The operations of the Trust are also subject to the provisions of the 1940 Act and the rules and regulation thereunder.  The chart below describes some of your rights as either a Target Fund or Acquiring Fund shareholder.

Category	Target Funds and Acquiring Funds
Par Value	Each share has no par value.
Preemptive Rights	None.
Preference	None.
Appraisal Rights	None.
Conversion Rights	None.
Exchange Rights (not including the right to exchange among Funds)	None.
Shareholder Rights
Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust.  No rights or title in any assets of any series or the Trust generally, or right to call for a partition or division of the same or for an accounting, or under contracts entered into by the Trust.

Personal Liability of Shareholders	None.
Annual Meetings	No annual meetings unless required by law.
Right to Call Meeting of Shareholders	Shall be called upon request of shareholders owning at least 25% of shares entitled to vote.
Notice of Meetings	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting and not more than 120 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than 120 days before the meeting.

Election of Trustees	Requires plurality.
Adjournment of Meetings	The chairman of the meeting.
Removal of Trustees by Shareholders	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS
Service Providers
Investment Adviser
Carillon Tower, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the Acquiring Funds.  Carillon Tower is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  On behalf of each Acquiring Fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) under CFTC Regulation 4.5 and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each Acquiring Fund.

Carillon Tower manages, supervises and conducts the business and administrative affairs of the Acquiring Funds. Carillon Tower is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2017, Carillon Tower and its affiliates had approximately $67.0 billion of assets under management and advisement.

The basis for the Board’s approval of the Investment Advisory Agreement with Carillon Tower with respect to the Acquiring Funds is contained in the Acquiring Funds’ annual report for the period ended October 31, 2017.
Each Acquiring Fund pays a fee to Carillon Tower for management services.  Scout Small Cap’s Fund Investment Advisory Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.60% on the first $500 million of the Fund’s average daily net assets, 0.55% on the next $500 million of the Fund’s average daily net assets and 0.50% on the average daily net assets over $1 billion.  Eagle MCG Fund’s Investment Advisory Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.60% on the first $500 million of the Fund’s average daily net assets, 0.55% on the next $500 million of the Fund’s average daily net assets and 0.50% on the average daily net assets over $1 billion.
The table below contains the effective investment advisory fee rate for the last fiscal year for each Acquiring Fund as a percentage of each such Fund’s average daily net assets, which takes into account fee caps, fee recovery and breakpoints, as applicable. The advisory fee rate may decline as assets increase. The investment advisory fee rate for Scout Small Cap Fund does not reflect the fact that, effective March 1, 2018, the contractual management fee and subadvisory fee rates for the Scout Small Cap Fund were lowered to 0.60% to match those of the Eagle Smaller Company Fund.
Fee Rates Charged
Scout Small Cap Fund	0.75%
Eagle MCG Fund	0.54%
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of each Acquiring Fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through June 30, 2019 as follows:
Contractual Expense Limitations
Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

For each Acquiring Fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses and, with respect to the Scout Small Cap Fund, the expense limitation also excludes short sale dividend and interest expenses. The contractual fee waiver can be changed only with the approval of a majority of the Board. Any reimbursement of Acquiring Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. Further information regarding waivers and expenses is available in the Acquiring Funds’ Prospectus.
Carillon Tower has entered into an administration agreement with the Trust, on behalf of each Acquiring Fund.  Under the administration agreement, Carillon Tower provides to each Acquiring Fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such Funds and classes.  With the exception of the Trust’s Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of the Trust who are affiliated with Carillon Tower. Carillon Tower and the Trust jointly pay the salary, fees and expenses of the Trust’s Chief Compliance Officer. Further, Carillon Tower oversees the activities of the subadvisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares board materials and coordinates mailing of prospectuses, notices, proxy statements and other shareholder or investor communications.  The fees under the administration agreement are equal to 0.10% of the average daily net assets for all share classes. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). Under the sub-administration agreement, USBFS provides to each Acquiring Fund certain financial reporting and tax services.

The Subadvisers
Carillon has selected the following subadvisers to provide investment advice and portfolio management services to the Acquiring Funds’ portfolios:

●	Eagle, 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the subadviser to Eagle MCG Fund. As of December 31, 2017, Eagle had approximately $21.1 billion of assets under management.
●
Scout Investments, 928 Grand Boulevard, Kansas City, MO 64106, serves as the subadviser to Scout Small Cap Fund. As of December 31, 2017, Scout Investments had approximately $21.3 billion of assets under management.

Carillon Tower has entered into agreements with each Acquiring Fund’s subadviser.  Eagle and Scout Investments each receive an annualized subadvisory fee from Carillon Tower equal to 0.60% on the first $500 million of the Fund’s average daily net assets, 0.55% on the next $500 million of the Fund’s average daily net assets and 0.50% on the average daily net assets over $1 billion.

Information about the portfolio managers who are primarily responsible for overseeing each Acquiring Fund’s investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” for each Reorganization above.  The Funds’ SAI, dated March 1, 2018, which is incorporated by reference into this Information Statement, provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Acquiring Fund.

The Acquiring Funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the SEC. The order permits Carillon Tower, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers, which are either wholly owned by Carillon Tower or RJF, or not affiliated with Carillon Tower, without the approval of Acquiring Fund shareholders, but subject to approval by the Board.  Carillon Tower has the ultimate responsibility for overseeing each Acquiring Fund’s subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board.  The order also grants Carillon Tower and the Acquiring Funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Acquiring Funds may disclose the aggregate fees payable to unaffiliated subadvisers, the aggregate fees payable to

Carillon Tower and wholly-owned subadvisers, and the fees payable to each subadviser affiliated with Carillon Tower or RJF, other than wholly-owned subadvisers.

Carillon Tower and the Acquiring Funds also have applied to the SEC for relief with respect to subadvisers that are partially-owned by, or otherwise affiliated with, Carillon Tower or RJF. If this order is granted, the Acquiring Funds may rely on the new exemptive order with respect to partially-owned subadvisers. Carillon Tower would continue to have ultimate responsibility for overseeing subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board.  Pursuant to this relief, the Acquiring Funds may disclose the aggregate fees in the manner described above.

If an Acquiring Fund relies on the existing order or any new order to hire a new subadviser, the Acquiring Fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.  In the future, Carillon Tower may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, Acquiring Fund shareholders. The Prospectus for the applicable Acquiring Fund will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Distributor, Transfer Agent, and Custodian
Carillon Fund Distributors, Inc. (“CFD”), an affiliate of Carillon Tower, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the distributor of the Acquiring Funds.  CFD may compensate other broker-dealers to promote sales of fund shares.  CFD’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.
USBFS, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the Acquiring Funds’ transfer agent.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Acquiring Funds’ assets. The custodian also provides portfolio accounting and certain other services for the Acquiring Funds.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607, is the independent registered public accounting firm for the Acquiring Funds.

Rule 12b-1 Distribution Plan
Each Acquiring Fund has adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow a Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Acquiring Funds’ distribution plans, each Fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares. Each Acquiring Fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the Acquiring Funds’ distribution plans, each Acquiring Fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares, 0.25% of average daily net assets on Class Y shares and 0.50% of average daily net assets on Class R-3 shares. Each Acquiring Fund’s Board has approved current fees of 1.00% on Class C shares, 0.25% on Class Y shares and 0.50% on Class R-3 shares, respectively.
The Acquiring Funds currently do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of Class I, Class R-5 or Class R-6 shares from its own resources.
Payments to Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Carillon Tower, CFD or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Acquiring Funds. Carillon Tower or CFD also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon Tower or its Affiliates make these payments from their own resources, not out of Acquiring Fund assets (i.e., without additional cost to the Acquiring Funds or their shareholders), and CFD generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon Tower or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon Tower, CFD and/or an Affiliate.
Carillon Tower or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Acquiring Funds. Revenue sharing arrangements are not financed by the Acquiring Funds, and thus, do not result in increased fund expenses. Carillon Tower and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Acquiring Funds. The benefits that Carillon Tower and its Affiliates receive when these payments are made include, among other things, placing the Acquiring Funds on the financial adviser’s fund sales system, possibly placing the Acquiring Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Acquiring Funds in its fund sales system (on its “sales shelf”). Carillon Tower and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon Tower or its Affiliates make may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Acquiring Funds in investor accounts. The revenue sharing payments Carillon Tower or its Affiliates make may be also calculated on sales of new shares in the Acquiring Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.
Carillon Tower or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon Tower’s or its Affiliates’ personnel may make presentations on the Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Acquiring Funds’ transfer agent or otherwise would be a direct obligation of the Acquiring Funds. The Acquiring Funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.
Carillon Tower and its Affiliates are motivated to make the payments described above since they promote the sale of Acquiring Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Acquiring Funds or retain shares of the Acquiring Funds in their clients’ accounts, Carillon Tower and its Affiliates benefit from the incremental management and other fees paid to Carillon Tower and its Affiliates by the Acquiring Funds with respect to those assets.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Information Statement. You can ask your financial intermediary about any payments it receives from Carillon Tower or its Affiliates or the Acquiring Funds, as well as about fees and/or commissions it charges.
Additional Information
For additional information regarding your investment in the Acquiring Funds (and other funds in the Carillon Family of Funds), including: (1) purchase, exchange and redemption information; (2) valuation of Fund shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix B.

FINANCIAL HIGHLIGHTS
For the financial highlights tables of the Funds see “Financial Highlights” in Appendix C.  The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Eagle Smaller Company Fund, Eagle MCS Fund and Eagle MCG Fund and the notes thereto included in those Funds’ Annual Report for the fiscal year ended October 31, 2017, the financial statements of the Scout Small Cap Fund, which until November 20, 2017 was a series of Scout Funds, for the period from July 1, 2017 until October 31, 2017, and the Annual Report of the Scout Small Cap Fund for the Fund’s fiscal year ended June 30, 2017, which are incorporated by reference into the SAI, and is available upon request.
* * * * *

Appendix A
PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by CARILLON SERIES TRUST, a Delaware statutory trust (“Trust”), on behalf of each of its segregated portfolio of assets (“series”) listed on Schedule A attached hereto (“Schedule A”).  (Each series listed under the heading “Targets” on Schedule A is referred to herein as a “Target”; each series listed under the heading “Acquiring Funds” on Schedule A is referred to herein as an “Acquiring Fund”; and each Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.
The Trust wishes to effect two reorganizations, each described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)).  Each reorganization will consist of (1) the transfer of all of a Target’s assets to the Acquiring Fund listed on Schedule A opposite its name (“corresponding Acquiring Fund”) in exchange solely for the issuance to that Target of shares of beneficial interest (“shares”) in that Acquiring Fund and that Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein.  The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization.  (For convenience, the balance hereof, except paragraphs 4.2(d), 4.3(q), and 5 (second sentence), refers only to a single Reorganization, one Target, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)  Each Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax.
The Trust’s Agreement and Declaration of Trust (“Declaration”) permits it to vary its shareholders’ investment.  The Trust does not have a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and Carillon Tower Advisers, Inc., the Trust’s investment adviser (“Adviser”), has the authority to buy and sell securities for it.  The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, policies, and strategies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund.
The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and authorized performance of this Plan on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target’s issued and outstanding shares are divided into seven classes of shares, designated Class A shares, Class C shares, Class I shares, Class Y shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“Target Class A Shares,” “Target Class C Shares,” “Target Class I Shares,” “Target Class Y Shares,” “Target Class R-3 Shares,” “Target Class R-5 Shares,” and “Target Class R-6 Shares,” respectively, and collectively, “Target Shares”).  Acquiring Fund’s issued and outstanding shares also are divided into seven classes of shares, also designated Class A shares, Class C shares, Class I shares, Class Y shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“Acquiring Fund Class A Shares,” “Acquiring Fund Class C Shares,” “Acquiring Fund Class I Shares,” “Acquiring Fund Class Y Shares,” “Acquiring Fund Class R-3 Shares,” “Acquiring Fund Class R-5 Shares,” and “Acquiring Fund Class R-6 Shares,” respectively, and collectively, “Acquiring Fund Shares”).  Each Fund also is authorized to issue Class T shares, but none has yet been issued and they are not included in the terms “Target Shares” and “Acquiring Fund Shares,” respectively.  The rights and obligations of the Funds’ similarly designated classes of shares are identical to each other.
1. PLAN OF REORGANIZATION AND TERMINATION
1.1 Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --
(a)  issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund Class A Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Target Class A Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class A Share,  (2) Acquiring Fund Class C Shares determined by dividing the Target Value attributable to the then outstanding Target Class C Shares by the NAV of an Acquiring Fund Class C Share, (3) Acquiring Fund Class I Shares determined by dividing the Target Value attributable to the then outstanding Target Class I Shares by the NAV of an Acquiring Fund Class I Share, (4) Acquiring Fund Class Y Shares determined by dividing the Target Value attributable to the then outstanding Target Class Y Shares by the NAV of an Acquiring Fund Class Y Share, (5) Acquiring Fund Class R-3 Shares determined by dividing the Target Value attributable to the then outstanding Target Class R-3 Shares by the NAV of an Acquiring Fund Class R-3 Share, (6) Acquiring Fund Class R-5 Shares determined by dividing the Target Value attributable to the then outstanding Target Class R-5 Shares by the NAV of an Acquiring Fund Class R-5 Share, and (7) Acquiring Fund Class R-6 Shares determined by dividing the Target Value attributable to the then outstanding Target Class R-6 Shares by the NAV of an Acquiring Fund Class R-6 Share; and
(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records -- Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.
1.3 The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4 If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain -- and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively -- for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current or any prior tax periods.
1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Class A Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Target Class C Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class C Shares due that Shareholder, and so on).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owns at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6 After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 -- as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes -- but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions required by applicable law, and otherwise necessary and proper, to effect that termination and Target’s dissolution.
1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
1.8 Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof as a condition of that transfer.
2. VALUATION
2.1 For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2 For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time using the Valuation Procedures.
2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by or under the direction of Adviser or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.
3. CLOSING AND EFFECTIVE TIME
3.1 Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on July 13, 2018, or a later date the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place the Trust determines.
3.2 The Trust shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund’s books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund, plus any existing assets of Acquiring Fund prior to the Closing.
3.3 The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares each Shareholder owns, and (c) the dividend reinvestment and basis determination method elections, if any, applicable with respect to each Shareholder, all as of the Effective Time.
3.4. The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist).
4. CONDITIONS PRECEDENT
4.1 The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(b)          The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law or the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any

Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;
(c)         At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(d)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business;  and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;
(e)        Since October 31, 2017, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
(f)          All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(g)          Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)          Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(g); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets -- including assets disposed of and/or acquired in connection with certain changes made to its portfolio holdings since its portfolio managers were changed (effective March 1, 2018), which changes were and are substantially unrelated to the Reorganization -- (i) for the purpose of satisfying Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”) and/or aligning Target’s portfolio holdings to be more consistent with those criteria rather than continuing Target’s Investment Criteria that existed before March 1, 2018, or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;
(i)          At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s Investment Criteria, (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;
(j)       To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;
(k)       During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii)  other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
(l)          All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;
(m)         Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)          Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and
(o)          Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.
4.2 The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(b)      The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law or the Governing Documents or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;
(c)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;
(d)          Since October 31, 2017, in the case of Carillon Eagle Mid Cap Growth Fund, and since November 20, 2017, in the case of Carillon Scout Small Cap Fund, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund’s shares by its shareholders will not constitute a material adverse change;
(e)          All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(f)          Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(g)          Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;
(h)          At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;
(i)       Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;
(j)         Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;
(k)       Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization -- either directly or through any transaction, agreement, or arrangement with any other person -- except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
(l)          Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
(m)        Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(n)         There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(o)       Assuming satisfaction of the condition in paragraph 4.1(o), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which the Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and

(p)          Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.
4.3 The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf,  except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder (“Registration Statement”), and any supplement or amendment to the Registration Statement, and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;
(b)          The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
(c)          The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
(d)          Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
(e)          The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
(f)           At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
(g)          Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)        None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(i)          Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;
(j)          No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Adviser, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;
(k)         There will be no dissenters to the Reorganization under the applicable provisions of Delaware law;
(l)          Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
(m)        The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);
(n)         The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;
(o)         All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
(p)        At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
(q)       The Reorganizations are being undertaken for reasons unrelated to the reasons for the tax-free reorganizations described in section 368(a)(1)(F) that occurred in November 2017, pursuant to which (1) each Target and Carillon Eagle Mid Cap Growth Fund acquired the assets and assumed the liabilities of a series of a so-called “Massachusetts business trust” and (2) Carillon Scout Small Cap Fund acquired the assets and assumed the liabilities of a series of another Delaware statutory trust; and

(r)          The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, which Counsel may treat as representations and warranties the Trust made to it, may assume the truthfulness and completeness of all statements in the introductory unnumbered paragraphs hereof, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties (and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel) and statements (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:
(1)          Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);
(2)        Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
(3)          Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(4)          Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(5)       A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
(6)          A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
5. EXPENSES
All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization.  Subject to the fee waiver and expense reimbursement agreement between the Trust, on each Target’s behalf, and Adviser, (a) each Target shall bear the costs of printing and mailing to its shareholders the Combined Prospectus and Information Statement included in the Registration Statement and associated costs and

(b) the Targets shall equally bear all other Reorganization Expenses of both Reorganizations, including (x) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus and (y) legal and accounting fees and disbursements in connection with the Reorganization.  Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
6. TERMINATION
The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
7. AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner.
8. MISCELLANEOUS
8.1 This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.
8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
8.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted November 17, 2017, as subsequently amended

Schedule A
Targets	Acquiring Funds
Carillon Eagle Mid Cap Stock Fund	Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Smaller Company Fund	Carillon Scout Small Cap Fund

Appendix B
Your Investment

Choosing a Share Class

Each Fund offers Class A, Class C, Class I, Class Y, Class R-3, Class R-5 and Class R-6 shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. Some factors you might consider when choosing a share class include:

●	the length of time you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class;
●	whether you qualify for any reduction or waiver of sales charges;
●	whether you plan to take any distributions in the near future; and
●	the availability of the share classes.
You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Sales Charge as a percentage of:

Your Investment in equity funds	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999	4.25%	4.44%	3.75%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

Sales Charge as a percentage of:

Your Investment in fixed income funds	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999	3.25%	3.44%	2.75%
$50,000-$99,999	2.75%	2.90%	2.25%
$100,000-$249,999	2.25%	2.36%	1.75%
$250,000-$499,999	1.50%	1.56%	1.00%
$500,000-$999,999	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.
(b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

Sales Charge Reductions

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Funds of your eligibility at the time of purchase. If you or your financial adviser does not let the Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the Funds with information and records (including account statements) of all relevant accounts invested in the Funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the Funds know at the time you redeem shares that you qualify for such a waiver.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
The Funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by Carillon Tower in the account owner relationships listed below.

●
Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

●	Accounts opened under a single trust agreement — including those with multiple beneficiaries;
●	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

●	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by Carillon Tower and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.
Letter of intent | You may combine Class A and Class C share purchases of any Fund managed by Carillon Tower over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the Funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by Carillon Tower.
Front-end Sales Charge Waivers on Class A Shares available at Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following front-end load discounts, which may differ from those disclosed elsewhere in this Information Statement or the SAI:

●	Breakpoints as described in this Information Statement
●
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

●	LOIs which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.
Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Information Statement or the SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●	Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same Fund
●	Shares purchased through a Morgan Stanley self-directed brokerage account
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Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

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Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

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Carillon Tower, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of Carillon Tower; any mutual fund managed by Carillon Tower and current and retired officers and Trustees of a Fund; the subadviser of any mutual fund managed by Carillon Tower and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the Funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;

●
Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Carillon Tower or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

●
Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the Funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.

Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers and discounts on Class A shares, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

●
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

●	Shares purchased by or through a 529 plan;
●	Shares purchased through a Merrill Lynch affiliated investment advisory program;

●	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
●	Shares of funds purchased through the Merrill Edge Self-Directed platform;
●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
●	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date;
●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this Prospectus; and
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Investments of $1,000,000 or more in Class A shares | Carillon Tower, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.
Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. Carillon Tower reserves the right to alter or change the finder’s fee policy at any time at its own discretion.
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, carillontower.com.
Class C Shares
You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to any Class A shares for all purchases that have surpassed their 10-year anniversary date. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.
Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by Carillon Tower will not be counted for purposes of calculating the CDSC.
To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.
The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

●	To make certain distributions from retirement plans;
●	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
●	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
●	Due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions.

Effective April 10, 2017 shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following CDSC waivers on Class A shares and Class C shares, which may differ from those disclosed elsewhere in this Information Statement or the SAI:

●	Death or disability of the shareholder;
●	Shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●	Return of excess contributions from an IRA;
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;
●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
●	Shares acquired through a right of reinstatement; and
●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only).

Reinstatement Privilege

If you sell Class A or Class C shares of a mutual fund managed by Carillon Tower, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by Carillon Tower within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Carillon Tower and your financial adviser at the time of investment if you decide to exercise this privilege.
Investing in Class A shares and Class C shares | The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

A Fund may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.

Class I Shares

Class I shares are available to individual investors and qualified institutions with a minimum investment of $100,000. A Fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.
Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.
Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees.

Class Y Shares

Class Y shares are available to individual investors.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50per month.
Class Y shares have no initial sales charge or deferred sales charge. Class Y shares are subject to ongoing Rule 12b-1 fees of up to 0.25% of their average daily net assets.

Class R-3, R-5 and R-6 Shares

Class R-3, R-5 and R-6 shares generally are available only to eligible employer retirement and benefit plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and money purchase plans, defined benefit plans, nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans (“Retirement and Benefit Plans”). Class R-3, R-5 and R-6 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans.
Purchases may be made through plans in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3, R-5 and R-6 shares also are generally only available to plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the Fund. Plan participants should contact the Plan Administrator to consider purchasing these shares. Initial and subsequent purchase minimums are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the Funds and may charge its plan participants a fee for this service.
Class R-3, R-5 and R-6 shares have no initial sales charge or deferred sales charge. Class R-3 shares are subject to ongoing Rule 12b-1 fees of up to 0.50% of their average daily net assets. Class R-5 and R-6 have no 12b-1 fees. Class R-5 and R-6 shares generally are available only to Retirement and Benefit Plans that have $1,000,000 or more in plan assets. A Fund at its discretion may waive this minimum amount.

How To Invest

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.
Through your financial adviser | You may invest in a Fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the Fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the Fund’s behalf. Availability of these options may be limited by your financial adviser or institution.
By mail | You may invest in a Fund by completing and signing an account application from your financial adviser, through our website, carillontower.com, or by telephone (800.421.4184). Indicate the Fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be in U.S. dollarsdrawn on an account at a U.S. bank and made payable to the specific Fund and class being purchased. The Funds will not accept payment in cash or money orders. The Funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail

Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight delivery

Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon Tower account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 15 days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time).

Through our website | You can make additional purchases through our website, carillontower.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon Tower account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a Fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution, and by the share class.

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From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Automatic Investment Plan form to activate this service. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

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Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by Carillon Tower. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to a Fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By direct deposit | For Class A shares and Class C shares only, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _
     Fund Number   Account Number

The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202

ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name and share class of fund to be purchased)
(shareholder registration)
(shareholder account number)

Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How To Sell Your Investment
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.
Class A shares, Class C shares, Class I shares and Class Y shares | You can sell (redeem) Class A, Class C shares, Class I shares and Class Y shares of your Fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type.  If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of a Fund’s shareholders.  Shares are not subject to a redemption fee.
Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.
You may contact your financial adviser or the Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your Fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.
By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

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Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and Funds are generally available in your bank account two to three business days after we receive your request; or

●	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the Fund by telephone, you may sell shares of the Fund by sending a written redemption request to the transfer agent (see the “In writing” section below).
In writing | You may sell shares of a Fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the Fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail

Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight delivery

Carillon Family of Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

●	When ownership is being changed on your account;
●	When redemption proceeds are payable to or sent to any person, address or bank account not on record;
●	When a change of address request has been received by the transfer agent within the last 30 calendar days; and/or
●	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Through our website | For certain accounts, you may sell shares through our website, carillontower.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

●
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

●	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.
Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the Funds or through our website, carillontower.com) and send that form to the transfer agent. The Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.
If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The systematic withdrawal plan may be terminated at any time by the Fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.
A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares

For shares managed by a Plan Administrator, please contact the Plan Administrator to place an exchange request.
You can exchange shares of one Carillon Fund for shares of the same class of any other Carillon Fund, subject to the investment requirements of that Fund. Obtain a prospectus of that Fund from your financial adviser, the Funds or through our website, carillontower.com. You may exchange your shares by calling your financial adviser or the

Funds if you exchange to like-titled Carillon Tower accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the Fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the Fund into which you are exchanging.
Shares in a Carillon Fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon Fund with no additional sales charge for the duration that the shares remain in the Carillon Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by Carillon Tower will not be counted for purposes of calculating the CDSC.
You may be able to convert your shares of a Fund to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one Fund’s shares for shares of another Fund, a conversion of shares of a Fund to a different class of shares of the same Fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a Fund may be converted to Class A shares of the same Fund if you cease to satisfy the share eligibility requirements of the retirement class. Please contact the Funds or your financial adviser for additional information.
Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Valuing Your Shares
The price of each Fund’s shares is based on the NAV per share of each class of a Fund. Each Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.
Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The Funds may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trust and other employees of Carillon Tower (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each Fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.
There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings.
However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

●
Domestic Exchange Traded Equity Securities -- Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

●
Foreign Equity Securities -- If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. A Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. A Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

●
Fixed Income Securities -- Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and methodologies that have been considered by the Board, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

●
Futures and Options -- Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

●
Investment Companies and ETFs -- Investments in other investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Account and Transaction Policies

Doing Business with the Funds
Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Funds in compliance with their contractual deadline.
Good order requirements | For the Funds to process a request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this Information Statement, including:

●	The shareholder’s name;
●	The name of the Fund;
●	The account number;
●	The share or dollar amount to be transacted; and
●	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Funds until it meets these requirements.
Account registration options | Carillon Tower offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon Tower offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Funds or through our website, carillontower.com.
Customer identification and verification procedures | The Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities the person opening the account on the entity’s behalf must provide this information. The Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.
Shares of the Funds have not been registered for sale outside of the United States and U.S. territories. The Funds generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon Funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Funds.
Restrictions on orders | The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of Fund shares for a period of time. There are certain times when you may not be able to sell shares of a Fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a Fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, carillontower.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current Fund performance and various account forms and agreements, is also available on our website.
Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
Payment of redemption proceeds | The Funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the Funds’ line of credit and other available methods. The Funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Funds and the risk that there may not be a liquid market for those securities.
Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each Fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Each Fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each Fund prices its shares. Excessive trading or market timing can be disruptive to a Fund’s efficient management and have a dilutive effect on the value of the investments of long-term Fund shareholders, increase the transaction and other costs of a Fund and increase the Fund’s recognized net capital gains (and, therefore, unless the Fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to Fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of Fund shares. The Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Funds have adopted the following guidelines:

●	The Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
●
The Funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a Fund. The Funds may consider the trading history of accounts under common ownership or control in this determination.

●
All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Funds or through a financial intermediary. The Funds reserve the right to reject combined or omnibus orders in whole or in part.

●
The Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase Fund shares.

While the Funds apply these policies, there is no guarantee that all market timing will be detected.
Disclosure of portfolio holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds’ policy is included in the SAI. Portfolio information can be found on our website, carillontower.com.
Account statements | If you purchase shares directly from a Fund, you will receive monthly or quarterly statements detailing Fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, carillontower.com.
Householding | In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Dividends, Other Distributions and Taxes
General | Each Fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each Fund distributes dividends from its net investment income (“dividends”) to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from a Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $425,800, ($479,000 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2018 and will be adjusted for inflation annually.
Each Fund also distributes net capital gains (and, in the case of certain Funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain (not on how long you hold your shares in the Fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.
Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.
A Fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the Fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another Fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional Fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the Funds at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.
In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders

Redemptions or exchanges of Fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.

**The excess of net long-term capital gain over net short-term capital loss.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions a Fund pays and net gains realized on a redemption or exchange of a Fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in a Fund (or Funds).
Withholding taxes | If you are a non-corporate shareholder and a Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, carillontower.com.  Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.
Each Fund is required to report annually to both shareholders and the IRS basis information of Fund shares acquired after December 31, 2011 (“Covered Shares”). Each Fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each Fund’s “default method,” unless you contact the Fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each Fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Appendix C
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of each class of Fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, Class Y, Class R-3, Class R-5 or Class R-6 share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This table is a part of the Funds’ financial statements, which are included in the annual reports for the Trust and Scout Funds, as applicable, and are incorporated by reference into the SAI. With respect to Eagle MCG Fund, Eagle MCS Fund, and Eagle Smaller Company Fund, the financial statements in the annual report for the Trust were audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered certified public accounting firm, whose report is included in the Funds’ annual report. With respect to Scout Small Cap Fund, the financial report and investment performance review  for the period July 1, 2017 through  October 31, 2017 appearing in the financial report for the Trust represents the financial history of Scout Small Cap Fund’s predecessor fund, a series of the Scout Funds which was acquired by the Scout Small Cap Fund in a reorganization on November 20, 2017. The financial statements of the Scout Small Cap Fund’s predecessor fund for the period July 1, 2017 through October 31, 2017 were audited by PwC.  Further with respect to Scout Small Cap Fund, the financial statements in the Scout Funds’ annual report for the Scout Small Cap Fund’s predecessor fund’s fiscal years ended June 30, 2017 and prior were audited by the Scout Funds’ independent registered public accounting firm, Deloitte & Touche LLP.

Class Y shares are a new class of each Fund. Therefore, financial highlights information is not available for Class Y shares of the Funds. Additionally, Class A, Class C, Class R-3, Class R-5 and Class R-6 are new classes of Scout Small Cap Fund. Therefore, financial highlights information is not available for Class A, Class C, Class R-3, Class R-5 and Class R-6 of Scout Small Cap Fund.

ACQUIRING FUND -- CARILLON SCOUT SMALL CAP FUND

	For the Period Ended October 31,	For the Years Ended June 30,
	2017	2017	2016	2015	2014	2013
Institutional Class (predecessor class of the predecessor fund, as series of Scout Funds)
Net asset value, beginning of period	$26.81	$21.45	$26.61	$24.49	$20.55	$15.82
Income from investment operations:
Net investment income (loss)	(0.04)(a)	(0.09)(a)	(0.07)	(0.07)	(0.04)	0.02
Net realized and unrealized gain (loss) on securities	2.56	6.52	(1.55)	2.37	3.98	4.77
Total from investment operations	2.52	6.43	(1.62)	2.30	3.94	4.79
Distributions from:
Net investment income	—	—	—	—	—	(0.06)
Net realized gain on securities	—	(1.07)	(3.54)	(0.18)	—	—
Total distributions	—	(1.07)	(3.54)	(0.18)	—	(0.06)
Net asset value, end of period	$29.33	$26.81	$21.45	$26.61	$24.49	$20.55
Total return	9.40%(b)	30.70%	(6.01)%	9.44%	19.17%	30.39%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$271	$242	$198	$249	$251	$244
Ratio of expenses to average net assets	1.03%(c)	1.04%	1.13%	1.12%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	(0.45)%(c)	(0.39)%	(0.32)%	(0.27)%	(0.15)%	0.14%
Portfolio turnover rate	6%(b)	25%	16%	22%	17%	23%

(a) Based on average shares outstanding for the period.
(b) Not annualized.
(c) Annualized

ACQUIRING FUND -- CARILLON EAGLE MID CAP GROWTH FUND
			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Fiscal periods
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Class A*
11/01/16	10/31/17	$42.29	$(0.26)	$14.38	$14.12	$—	$—	$—	$—	$56.41	1.12	1.12	(0.53)	44	33.39	$459
11/01/15	10/31/16	43.39	(0.17)	(0.23)	(0.40)	—	(0.70)	—	(0.70)	42.29	1.17	1.17	(0.40)	34	(0.87)	320
11/01/14	10/31/15	45.68	(0.26)	2.26	2.00	—	(4.29)	—	(4.29)	43.39	1.14	1.14	(0.59)	52	4.70	354
11/01/13	10/31/14	41.03	(0.17)	6.74	6.57	—	(1.92)	—	(1.92)	45.68	1.19	1.19	(0.40)	60	16.58	283
11/01/12	10/31/13	31.52	(0.03)	10.68	10.65	—	(1.14)	—	(1.14)	41.03	1.20	1.20	(0.08)	52	34.81	304
Class C*
11/01/16	10/31/17	34.48	(0.50)	11.69	11.19	—	—	—	—	45.67	1.84	1.84	(1.24)	44	32.45	146
11/01/15	10/31/16	35.76	(0.38)	(0.20)	(0.58)	—	(0.70)	—	(0.70)	34.48	1.88	1.88	(1.11)	34	(1.58)	112
11/01/14	10/31/15	38.65	(0.48)	1.88	1.40	—	(4.29)	—	(4.29)	35.76	1.87	1.88	(1.32)	52	3.92	117
11/01/13	10/31/14	35.24	(0.41)	5.74	5.33	—	(1.92)	—	(1.92)	38.65	1.89	1.89	(1.12)	60	15.75	105
11/01/12	10/31/13	27.41	(0.25)	9.22	8.97	—	(1.14)	—	(1.14)	35.24	1.92	1.92	(0.80)	52	33.87	106
Class I*
11/01/16	10/31/17	44.30	(0.11)	15.10	14.99	— (d)	—	—	— (d)	59.29	0.78	0.78	(0.21)	44	33.84	763
11/01/15	10/31/16	45.26	(0.02)	(0.24)	(0.26)	—	(0.70)	—	(0.70)	44.30	0.82	0.82	(0.06)	34	(0.52)	421
11/01/14	10/31/15	47.33	(0.13)	2.35	2.22	—	(4.29)	—	(4.29)	45.26	0.82	0.83	(0.28)	52	5.02	358
11/01/13	10/31/14	42.31	(0.05)	6.99	6.94	—	(1.92)	—	(1.92)	47.33	0.85	0.85	(0.12)	60	16.97	210
11/01/12	10/31/13	32.36	0.08	11.01	11.09	—	(1.14)	—	(1.14)	42.31	0.87	0.87	0.22	52	35.28	126
Class R-3*
11/01/16	10/31/17	41.25	(0.39)	14.02	13.63	—	—	—	—	54.88	1.38	1.38	(0.80)	44	33.04	32
11/01/15	10/31/16	42.46	(0.28)	(0.23)	(0.51)	—	(0.70)	—	(0.70)	41.25	1.46	1.46	(0.69)	34	(1.16)	21
11/01/14	10/31/15	44.90	(0.37)	2.22	1.85	—	(4.29)	—	(4.29)	42.46	1.41	1.42	(0.86)	52	4.42	24
11/01/13	10/31/14	40.48	(0.31)	6.65	6.34	—	(1.92)	—	(1.92)	44.90	1.48	1.48	(0.73)	60	16.23	16
11/01/12	10/31/13	31.19	(0.14)	10.57	10.43	—	(1.14)	—	(1.14)	40.48	1.49	1.49	(0.39)	52	34.46	12
Class R-5*
11/01/16	10/31/17	44.19	(0.11)	15.06	14.95	— (d)	—	—	— (d)	59.14	0.79	0.79	(0.22)	44	33.84	284
11/01/15	10/31/16	45.15	(0.03)	(0.23)	(0.26)	—	(0.70)	—	(0.70)	44.19	0.83	0.83	(0.06)	34	(0.52)	153
11/01/14	10/31/15	47.28	(0.13)	2.29	2.16	—	(4.29)	—	(4.29)	45.15	0.82	0.83	(0.28)	52	4.89	133
11/01/13	10/31/14	42.27	(0.06)	6.99	6.93	—	(1.92)	—	(1.92)	47.28	0.87	0.87	(0.14)	60	16.96	55
11/01/12	10/31/13	32.34	0.09	10.98	11.07	—	(1.14)	—	(1.14)	42.27	0.89	0.89	0.24	52	35.24	39
Class R-6*
11/01/16	10/31/17	44.51	(0.07)	15.19	15.12	(0.01)	—	—	(0.01)	59.62	0.69	0.69	(0.12)	44	33.97	692
11/01/15	10/31/16	45.43	0.02	(0.24)	(0.22)	—	(0.70)	—	(0.70)	44.51	0.72	0.72	0.04	34	(0.43)	346
11/01/14	10/31/15	47.44	(0.10)	2.38	2.28	—	(4.29)	—	(4.29)	45.43	0.73	0.74	(0.21)	52	5.15	190
11/01/13	10/31/14	42.36	(0.05)	7.05	7.00	—	(1.92)	—	(1.92)	47.44	0.77	0.77	(0.10)	60	17.10	30
11/01/12	10/31/13	32.37	0.02	11.11	11.13	—	(1.14)	—	(1.14)	42.36	0.78	0.78	0.05	52	35.40	7

* Per share amounts have been calculated using the daily average share method.
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d)  Per share amount is less than $0.005.

TARGET FUND -- CARILLON EAGLE SMALLER COMPANY FUND
			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Fiscal periods
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Class A*
11/01/16	10/31/17	$13.01	$(0.04)	$3.24	$3.20	$—	$(1.27)	$—	$(1.27)	$14.94	1.31	1.88	(0.31)	35	26.11	$16
11/01/15	10/31/16	12.32	(0.05)	0.74	0.69	—	—	—	—	13.01	1.43	1.83	(0.38)	46	5.60	15
11/01/14	10/31/15	23.65	(0.10)	0.08	(0.02)	—	(11.31)	—	(11.31)	12.32	1.41	1.60	(0.70)	79	(1.88)	20
11/01/13	10/31/14	23.38	(0.09)	0.87	0.78	—	(0.51)	—	(0.51)	23.65	1.38	1.36	(0.38)	68(d)	3.34	18
11/01/12	10/31/13	18.93	(0.03)	5.96	5.93	(0.09)	(1.39)	—	(1.48)	23.38	1.37	1.40	(0.13)	14	33.60	19
Class C*
11/01/16	10/31/17	11.59	(0.13)	2.85	2.72	—	(1.27)	—	(1.27)	13.04	2.05	2.59	(1.05)	35	25.07	18
11/01/15	10/31/16	11.05	(0.12)	0.66	0.54	—	—	—	—	11.59	2.16	2.57	(1.12)	46	4.89	17
11/01/14	10/31/15	22.46	(0.18)	0.08	(0.10)	—	(11.31)	—	(11.31)	11.05	2.17	2.35	(1.49)	79	(2.64)	21
11/01/13	10/31/14	22.38	(0.25)	0.84	0.59	—	(0.51)	—	(0.51)	22.46	2.11	2.09	(1.11)	68(d)	2.63	11
11/01/12	10/31/13	18.22	(0.18)	5.73	5.55	—	(1.39)	—	(1.39)	22.38	2.12	2.14	(0.88)	14	32.62	11
Class I*
11/01/16	10/31/17	13.87	0.01	3.47	3.48	—	(1.27)	—	(1.27)	16.08	0.95	1.56	0.06	35	26.53	9
11/01/15	10/31/16	13.07	0.02	0.78	0.80	—	—	—	—	13.87	0.95	1.52	0.13	46	6.12	9
11/01/14	10/31/15	24.27	(0.03)	0.14	0.11	—	(11.31)	—	(11.31)	13.07	0.95	1.27	(0.17)	79	(0.99)	15
11/01/13	10/31/14	23.86	0.02	0.91	0.93	(0.01)	(0.51)	—	(0.52)	24.27	0.95	1.10	0.10	68(d)	3.93	33
11/01/12	10/31/13	19.28	0.06	6.07	6.13	(0.16)	(1.39)	—	(1.55)	23.86	0.95	1.16	0.27	14	34.20	106
Class R-3*
11/01/16	10/31/17	12.60	(0.08)	3.13	3.05	—	(1.27)	—	(1.27)	14.38	1.56	2.15	(0.58)	35	25.74	1
11/01/15	10/31/16	11.96	(0.08)	0.72	0.64	—	—	—	—	12.60	1.70	2.19	(0.65)	46	5.35	0
11/01/14	10/31/15	23.33	(0.13)	0.07	(0.06)	—	(11.31)	—	(11.31)	11.96	1.70	2.07	(0.94)	79	(2.19)	0
11/01/13	10/31/14	23.12	(0.17)	0.89	0.72	—	(0.51)	—	(0.51)	23.33	1.70	1.77	(0.72)	68(d)	3.11	0
11/01/12	10/31/13	18.77	(0.08)	5.89	5.81	(0.07)	(1.39)	—	(1.46)	23.12	1.70	1.85	(0.40)	14	33.17	0
Class R-5*
11/01/16	10/31/17	13.71	0.01	3.43	3.44	—	(1.27)	—	(1.27)	15.88	0.95	1.63	0.04	35	26.55	0
11/01/15	10/31/16	12.93	(0.01)	0.79	0.78	—	—	—	—	13.71	0.95	1.67	(0.08)	46	6.03	0
11/01/14	10/31/15	24.20	(0.03)	0.07	0.04	—	(11.31)	—	(11.31)	12.93	0.95	1.14	(0.24)	79	(1.41)	0
11/01/13	10/31/14	23.82	0.04	0.87	0.91	(0.02)	(0.51)	—	(0.53)	24.20	0.95	1.04	0.18	68(d)	3.85	0
11/01/12	10/31/13	19.25	(0.02)	6.15	6.13	(0.17)	(1.39)	—	(1.56)	23.82	0.95	1.00	(0.11)	14	34.25	0
Class R-6*
11/01/16	10/31/17	13.77	0.02	3.45	3.47	—	(1.27)	—	(1.27)	15.97	0.85	1.41	0.14	35	26.66	3
11/01/15	10/31/16	12.96	0.04	0.77	0.81	—	—	—	—	13.77	0.85	1.31	0.32	46	6.25	3
11/01/14	10/31/15	24.22	(0.01)	0.06	0.05	—	(11.31)	—	(11.31)	12.96	0.85	1.20	(0.07)	79	(1.33)	10
11/01/13	10/31/14	23.86	0.03	0.87	0.90	(0.03)	(0.51)	—	(0.54)	24.22	0.85	0.94	0.13	68(d)	3.78	25
11/01/12	10/31/13	19.28	0.01	6.14	6.15	(0.18)	(1.39)	—	(1.57)	23.86	0.85	0.96	0.04	14	34.33	18

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d)  The Eagle Smaller Company Fund changed its subadviser effective October 20, 2014.

TARGET FUND -- CARILLON EAGLE MID CAP STOCK FUND
			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Fiscal periods
Beginning	Ending	Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Class A*
11/01/16	10/31/17	$25.38	$(0.11)	$5.50	$5.39	$—	$(2.00)	$—	$(2.00)	$28.77	1.25	1.27	(0.41)	16	22.40	$114
11/01/15	10/31/16	28.35	(0.11)	0.48	0.37	—	(3.34)	—	(3.34)	25.38	1.29	1.29	(0.42)	44	2.06	118
11/01/14	10/31/15	30.05	(0.12)	0.75	0.63	—	(2.33)	—	(2.33)	28.35	1.24	1.24	(0.40)	56	2.07	147
11/01/13	10/31/14	30.48	(0.13)	1.72	1.59	—	(2.02)	—	(2.02)	30.05	1.22	1.22	(0.43)	32	5.51	171
11/01/12	10/31/13	27.14	(0.04)	7.40	7.36	—	(4.02)	—	(4.02)	30.48	1.22	1.22	(0.14)	27	30.90	208
Class C*
11/01/16	10/31/17	19.40	(0.23)	4.12	3.89	—	(2.00)	—	(2.00)	21.29	2.01	2.03	(1.16)	16	21.50	82
11/01/15	10/31/16	22.64	(0.23)	0.33	0.10	—	(3.34)	—	(3.34)	19.40	2.04	2.04	(1.17)	44	1.28	90
11/01/14	10/31/15	24.62	(0.27)	0.62	0.35	—	(2.33)	—	(2.33)	22.64	1.99	1.99	(1.16)	56	1.32	109
11/01/13	10/31/14	25.52	(0.28)	1.40	1.12	—	(2.02)	—	(2.02)	24.62	1.96	1.96	(1.17)	32	4.69	124
11/01/12	10/31/13	23.49	(0.21)	6.26	6.05	—	(4.02)	—	(4.02)	25.52	1.95	1.95	(0.90)	27	30.00	138
Class I*
11/01/16	10/31/17	26.64	(0.04)	5.80	5.76	—	(2.00)	—	(2.00)	30.40	0.95	0.96	(0.12)	16	22.75	61
11/01/15	10/31/16	29.50	(0.02)	0.50	0.48	—	(3.34)	—	(3.34)	26.64	0.95	0.99	(0.08)	44	2.39	45
11/01/14	10/31/15	31.09	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.50	0.95	1.06	(0.10)	56	2.37	51
11/01/13	10/31/14	31.39	(0.05)	1.77	1.72	—	(2.02)	—	(2.02)	31.09	0.95	1.10	(0.16)	32	5.78	87
11/01/12	10/31/13	27.76	0.03	7.62	7.65	—	(4.02)	—	(4.02)	31.39	0.95	1.12	0.11	27	31.31	98
Class R-3*
11/01/16	10/31/17	24.48	(0.16)	5.28	5.12	—	(2.00)	—	(2.00)	27.60	1.50	1.58	(0.64)	16	22.10	1
11/01/15	10/31/16	27.55	(0.17)	0.44	0.27	—	(3.34)	—	(3.34)	24.48	1.58	1.58	(0.71)	44	1.72	1
11/01/14	10/31/15	29.36	(0.21)	0.73	0.52	—	(2.33)	—	(2.33)	27.55	1.59	1.59	(0.73)	56	1.71	2
11/01/13	10/31/14	29.92	(0.21)	1.67	1.46	—	(2.02)	—	(2.02)	29.36	1.53	1.53	(0.73)	32	5.16	5
11/01/12	10/31/13	26.78	(0.13)	7.29	7.16	—	(4.02)	—	(4.02)	29.92	1.52	1.52	(0.48)	27	30.53	6
Class R-5*
11/01/16	10/31/17	26.79	(0.03)	5.82	5.79	—	(2.00)	—	(2.00)	30.58	0.95	1.06	(0.11)	16	22.74	0
11/01/15	10/31/16	29.65	(0.02)	0.50	0.48	—	(3.34)	—	(3.34)	26.79	0.95	1.07	(0.08)	44	2.38	0
11/01/14	10/31/15	31.24	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.65	0.95	0.99	(0.10)	56	2.36	0
11/01/13	10/31/14	31.53	(0.05)	1.78	1.73	—	(2.02)	—	(2.02)	31.24	0.94	0.94	(0.16)	32	5.79	0
11/01/12	10/31/13	27.77	0.19	7.59	7.78	—	(4.02)	—	(4.02)	31.53	0.84	0.84	0.69	27	31.84	1
Class R-6*
11/01/16	10/31/17	26.87	(0.01)	5.86	5.85	—	(2.00)	—	(2.00)	30.72	0.85	0.87	(0.02)	16	22.90	1
11/01/15	10/31/16	29.70	0.01	0.50	0.51	—	(3.34)	—	(3.34)	26.87	0.85	0.87	0.02	44	2.48	1
11/01/14	10/31/15	31.25	— (d)	0.78	0.78	—	(2.33)	—	(2.33)	29.70	0.83	0.84	0.01	56	2.49	0
11/01/13	10/31/14	31.50	(0.01)	1.78	1.77	—	(2.02)	—	(2.02)	31.25	0.82	0.82	(0.04)	32	5.93	1
11/01/12	10/31/13	27.81	(0.02)	7.73	7.71	—	(4.02)	—	(4.02)	31.50	0.79	0.79	(0.08)	27	31.49	0

* Per share amounts have been calculated using the daily average share method.
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d)  Per share amount is less than $0.005.

STATEMENT OF ADDITIONAL INFORMATION
[ ], 2018

For the Reorganizations of

Carillon Eagle Smaller Company Fund into Carillon Scout Small Cap Fund, each a series of Carillon Series Trust

and

Carillon Eagle Mid Cap Stock Fund into Carillon Eagle Mid Cap Growth Fund, each a series of Carillon Series Trust

880 Carillon Parkway
St. Petersburg, FL 33716

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of:
Carillon Eagle Smaller Company Fund	Carillon Scout Small Cap Fund
Carillon Eagle Mid Cap Stock Fund	Carillon Eagle Mid Cap Growth Fund

This Statement of Additional Information (“SAI”) relates specifically to the reorganizations of the following series of Carillon Series Trust (“Trust”): (i) Carillon Eagle Smaller Company Fund (“Eagle Smaller Company Fund”) into Carillon Scout Small Cap Fund (“Scout Small Cap Fund”); and (ii) Carillon Eagle Mid Cap Stock Fund (“Eagle MCS Fund”) into Carillon Eagle Mid Cap Growth Fund (“Eagle MCG Fund”).  The Eagle Smaller Company Fund and the Eagle MCS Fund are each referred to herein as a “Target Fund” and are collectively referred to herein as the “Target Funds.”  The Scout Small Cap Fund and the Eagle MCG Fund are each referred to herein as an “Acquiring Fund” and are collectively referred to herein as the “Acquiring Funds.”  The Acquiring Funds and the Target Funds are collectively referred to herein as the “Funds.”  Pursuant to the reorganizations (each, a “Reorganization”), each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and R-6 shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata by class to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be terminated.

This SAI consists of the cover page, the information set forth below under “Pro Forma Financial Statements” and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

1.	The combined Statement of Additional Information of the Trust dated March 1, 2018, with respect to the Funds (File Nos. 811-07470 and 033-57986).

2.	The Annual Report to shareholders of the Trust with respect to the Eagle Smaller Company Fund, Eagle MCS Fund and Eagle MCG Fund for the fiscal year ended October 31, 2017.

3.
The Financial Report and Investment Performance Review for the period July 1, 2017 through October 31, 2017 for the Scout Small Cap Fund’s predecessor fund, a series of Scout Funds, which was reorganized into the Scout Small Cap Fund on November 20, 2017.

1

4.
The Annual Report to shareholders of the Scout Small Cap Fund’s predecessor fund appearing in the Annual Report of Scout Funds for the Scout Small Cap Fund’s predecessor fund’s fiscal year ended June 30, 2017.

The Statement of Additional Information incorporated by reference above includes information about other funds in the Trust that is not relevant to the Reorganizations.  Please disregard that information.
This SAI is not a prospectus.  A Combined Information Statement and Prospectus dated [________], 2018 relating to the Reorganizations (the “Information Statement”) may be obtained, without charge, by calling toll-free (800) 421-4184 or by writing to Carillon Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733.  These documents are also available at carillontower.com.  This SAI should be read in conjunction with the Information Statement.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Information Statement.

Pro Forma Financial Statements

Eagle MCS Fund merging into Eagle MCG Fund

In accordance with the instructions to Form N-14, pro forma financial information for the Eagle MCS Fund and the Eagle MCG Fund after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Eagle MCS Fund within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Eagle MCG Fund.

Eagle Smaller Company Fund merging into Scout Small Cap Fund

The following tables set forth the Pro Forma Investment Portfolio as of October 31, 2017, the Pro Forma Statement of Assets and Liabilities as of October 31, 2017, and the Pro Forma Statement of Operations for the 12-month period ended June 30, 2017 and the 4-month period ended October 31, 2017 (“Pro Forma Financial Statements”) for the Eagle Smaller Company Fund and the Scout Small Cap Fund, as adjusted giving effect to the Reorganization.

The unaudited Pro Forma Financial Statements set forth below, including the accompanying Notes, are for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been completed and effective for the periods presented. The unaudited Pro Forma Financial Statements should be read in conjunction with the Information Statement and the historical financial statements of the Eagle Smaller Company Fund and the Scout Small Cap Fund, which are on file with the SEC and available at no charge.
2

Reorganization between Eagle Smaller Company Fund and Scout Small Cap Fund
Pro Forma Investment Portfolio
(Unaudited) | October 31, 2017

	% of Net Assets	Eagle Smaller Company Fund Shares/Par	Eagle Smaller Company Fund Market Value	Scout Small Cap Fund Shares/Par	Scout Small Cap Fund Market Value	Pro Forma Combined Fund Shares/Par	Pro Forma Combined Fund Market Value
Common Stocks							
Aerospace & defense - %	**3.3%**						
Astronics Corp.*	1.0%			89,900	$ 3,092,560	89,900	$ 3,092,560
HEICO Corp.	0.3%	10,195	$ 924,483			10,195	$ 924,483
Teledyne Technologies, Inc.*	2.0%			37,900	$ 6,441,484	37,900	$ 6,441,484
Air Freight & Logistics - %	**0.4%**						
Radiant Logistics, Inc.*	0.4%			263,800	$ 1,287,344	263,800	$ 1,287,344
Automobiles - %	**2.4%**						
Thor Industries, Inc.	2.4%			56,631	$ 7,714,275	56,631	$ 7,714,275
Banks - %	**2.1%**						
Camden National Corp.	0.1%	9,646	416,418			9,646	416,418
Central Pacific Financial Corp.	0.2%	17,405	541,643			17,405	541,643
Chemical Financial Corp.	0.1%	8,898	468,836			8,898	468,836
Columbia Banking System, Inc.	0.2%	16,379	712,650			16,379	712,650
Hilltop Holdings, Inc.	0.9%			119,900	$ 2,824,844	119,900	2,824,844
PacWest Bancorp	0.2%	14,152	683,825			14,152	683,825
South State Corp.	0.2%	7,903	711,665			7,903	711,665
Texas Capital Bancshares, Inc.*	0.2%	7,787	670,071			7,787	670,071
Biotechnology - %	**1.1%**						
Acorda Therapeutics, Inc.*	0.4%			43,800	$ 1,163,985	43,800	1,163,985
Genomic Health, Inc.*	0.7%			70,700	$ 2,318,253	70,700	2,318,253
Building products - %	**0.2%**						
A.O. Smith Corp.	0.2%	8,859	524,453			8,859	524,453
Capital markets - %	**2.6%**						
Cohen & Steers, Inc.	1.4%			104,826	$ 4,558,883	104,826	4,558,883
Evercore, Inc., Class A	0.2%	6,907	553,251			6,907	553,251
Financial Engines, Inc.	1.0%			89,200	$ 3,220,120	89,200	3,220,120
Chemicals - %	**1.7%**						
Balchem Corp.	1.5%	7,448	627,792	50,600	$ 4,265,074	58,048	4,892,866
Ingevity Corp.*	0.2%	7,722	550,038			7,722	550,038
Commercial services & supplies - %	**2.0%**						
Healthcare Services Group, Inc.	1.3%	9,268	490,184	66,800	$ 3,533,052	76,068	4,023,236
InnerWorkings, Inc.*	0.7%			194,558	$ 2,116,791	194,558	2,116,791
Construction & engineering - %	**2.0%**						
Dycom Industries, Inc.*	1.8%			64,400	$ 5,656,252	64,400	5,656,252
Primoris Services Corp.	0.2%	19,521	551,859			19,521	551,859
Consumer finance - %	**0.8%**						
PRA Group, Inc.*	0.8%	10,632	296,633	77,910	$ 2,173,689	88,542	2,470,322
Containers & packaging - %	**0.9%**						
AptarGroup, Inc.	0.2%	5,926	515,977			5,926	515,977
Berry Global Group, Inc.*	0.3%	13,656	811,849			13,656	811,849
Crown Holdings, Inc.*	0.2%	11,656	701,341			11,656	701,341
Graphic Packaging Holding Co.	0.2%	39,924	618,423			39,924	618,423
Distributors - %	**0.4%**						
LKQ Corp.*	0.2%	20,518	773,323			20,518	773,323
Pool Corp.	0.2%	5,902	712,844			5,902	712,844
Diversified consumer services - %	**0.2%**						
Bright Horizons Family Solutions, Inc.*	0.2%	7,050	608,415			7,050	608,415
Electronic equipment, instruments & components - %	**6.9%**						
Cognex Corp.	1.6%	6,455	794,934	33,600	$ 4,137,840	40,055	4,932,774
Dolby Laboratories, Inc., Class A	0.2%	9,913	574,359			9,913	574,359
ePlus, Inc.*	2.3%			76,300	$ 7,294,280	76,300	7,294,280
FLIR Systems, Inc.	0.3%	17,744	830,774			17,744	830,774
II-VI, Inc.*	2.3%			162,200	$ 7,331,440	162,200	7,331,440
Littelfuse, Inc.	0.2%	2,606	544,654			2,606	544,654
Energy equipment & services - %	**0.6%**						
Core Laboratories N.V.	0.2%	4,809	480,419			4,809	480,419
Forum Energy Technologies, Inc.*	0.1%	25,725	370,440			25,725	370,440
Geospace Technologies Corp.*	0.3%			61,060	$ 917,121	61,060	917,121

3

Reorganization between Eagle Smaller Company Fund and Scout Small Cap Fund
Pro Forma Investment Portfolio
(Unaudited) | October 31, 2017

	% of Net Assets	Eagle Smaller Company Fund Shares/ Par	Eagle Smaller Company Fund Market Value	Scout Small Cap Fund Shares/ Par	Scout Small Cap Fund Market Value	Pro Forma Combined Fund Shares/ Par	Pro Forma Combined Fund Market Value
Equity real estate investment trusts (REITs) - %	**1.8%**						
CareTrust REIT, Inc.	0.7%			113,100	$ 2,137,590	113,100	$ 2,137,590
CoreSite Realty Corp.	0.2%	6,636	$ 734,937			6,636	734,937
Hudson Pacific Properties, Inc.	0.1%	13,461	455,251			13,461	455,251
QTS Realty Trust, Inc. - Class A	0.7%			38,300	2,215,655	38,300	2,215,655
Terreno Realty Corp.	0.1%	9,126	335,107			9,126	335,107
Food & staples retailing - %	**1.2%**						
Performance Food Group Co.*	1.2%			134,200	3,797,860	134,200	3,797,860
Food products - %	**0.2%**						
Pinnacle Foods, Inc.	0.2%	11,443	622,728			11,443	622,728
Health care equipment & supplies - %	**4.7%**						
Cutera, Inc.*	0.7%			54,290	2,133,597	54,290	2,133,597
Exactech, Inc.*	0.3%			20,500	857,925	20,500	857,925
Globus Medical, Inc., Class A*	0.1%	12,737	405,928			12,737	405,928
ICU Medical, Inc.*	2.7%	3,559	680,125	40,845	7,805,479	44,404	8,485,604
Integra LifeSciences Holdings Corp.*	0.2%	10,515	491,892			10,515	491,892
NuVasive, Inc.*	0.1%	7,868	446,351			7,868	446,351
STERIS PLC	0.2%	7,303	681,589			7,303	681,589
Teleflex, Inc.	0.2%	2,116	501,450			2,116	501,450
West Pharmaceutical Services, Inc.	0.2%	5,710	578,994			5,710	578,994
Health care providers & services - %	**7.3%**						
Almost Family, Inc.*	0.8%			57,800	2,557,650	57,800	2,557,650
AMN Healthcare Services, Inc*	1.3%			95,600	4,196,840	95,600	4,196,840
BioTelemetry, Inc.*	1.1%			118,600	3,445,330	118,600	3,445,330
HealthEquity, Inc.*	1.3%			79,600	3,997,512	79,600	3,997,512
Molina Healthcare, Inc.*	1.2%			57,100	3,873,093	57,100	3,873,093
U.S. Physical Therapy, Inc.	1.6%			74,550	5,065,673	74,550	5,065,673
Health care technology - %	**3.4%**						
HMS Holdings Corp.*	0.9%			140,600	2,705,144	140,600	2,705,144
Medidata Solutions, Inc.*	0.1%	3,981	299,490			3,981	299,490
Omnicell, Inc.*	2.4%	9,836	489,833	145,600	7,250,880	155,436	7,740,713
Hotels, restaurants & leisure - %	**3.4%**						
Cheesecake Factory, Inc.	0.8%			58,800	2,630,712	58,800	2,630,712
Cracker Barrel Old Country Store, Inc.	1.9%			37,900	5,917,327	37,900	5,917,327
Lindblad Expeditions Holdings, Inc.*	0.5%			155,200	1,663,744	155,200	1,663,744
Texas Roadhouse, Inc.	0.2%	10,458	523,005			10,458	523,005
Household durables - %	**3.9%**						
Helen of Troy Ltd.*	0.2%	5,663	526,093			5,663	526,093
Installed Building Products, Inc.*	1.5%			66,500	4,635,050	66,500	4,635,050
iRobot Corp.*	1.3%			60,900	4,091,871	60,900	4,091,871
LGI Homes, Inc.*	0.9%			49,800	3,004,434	49,800	3,004,434
Household products - %	**0.2%**						
Spectrum Brands Holdings, Inc.	0.2%	5,742	631,161			5,742	631,161
Insurance - %	**2.3%**						
AMERISAFE, Inc.	0.2%	11,200	724,640			11,200	724,640
Arthur J Gallagher & Co.	0.2%	11,388	721,202			11,388	721,202
CNO Financial Group, Inc.	1.5%			202,400	4,851,528	202,400	4,851,528
James River Group Holdings Ltd.	0.2%	12,903	546,055			12,903	546,055
Reinsurance Group of America, Inc.	0.2%	4,764	711,646			4,764	711,646
Internet software & services - %	**3.1%**						
Envestnet, Inc.*	1.4%			83,400	4,453,560	83,400	4,453,560
j2 Global, Inc.	1.7%			71,000	5,263,940	71,000	5,263,940
IT services - %	**3.0%**						
Acxiom Corp.*	0.4%			44,400	1,117,104	44,400	1,117,104
Gartner, Inc.*	0.1%	3,075	385,328			3,075	385,328
Jack Henry & Associates, Inc.	1.8%	3,468	381,931	49,400	5,440,422	52,868	5,822,353
Virtusa Corp.*	0.7%			59,800	2,281,968	59,800	2,281,968

4

Reorganization between Eagle Smaller Company Fund and Scout Small cap Fund
Pro Forma Investment Portfolio
(Unaudited) | October 31, 2017

	% of Net Assets	Eagle Smaller Company Fund Shares/Par	Eagle Smaller Company Fund Market Value	Scout Small Cap Fund Shares/Par	Scout Small Cap Fund Market Value	Pro Forma Combined Fund Shares/Par	Pro Forma Combined Fund Market Value
Life sciences tools & services - %	**4.7%**						
Bio-Rad Laboratories, Inc., Class A*	0.2%	2,492	547,717			2,492	547,717
Bio-Techne Corp.	0.1%	3,603	472,065			3,603	472,065
Bruker Corp.	1.6%			163,200	5,124,480	163,200	5,124,480
Cambrex Corp.*	1.1%			77,900	3,369,175	77,900	3,369,175
PRA Health Sciences, Inc.*	1.7%			67,400	5,488,382	67,400	5,488,382
Machinery - %	**4.2%**						
Albany International Corp. - Class A	1.1%			57,000	3,439,950	57,000	3,439,950
Chart Industries, Inc.*	0.6%			45,500	1,979,250	45,500	1,979,250
Graco, Inc.	0.2%	4,444	585,675			4,444	585,675
IDEX Corp.	0.2%	4,106	526,430			4,106	526,430
Lincoln Electric Holdings, Inc.	0.1%	4,377	401,239			4,377	401,239
Proto Labs, Inc.*	1.5%			55,300	4,824,925	55,300	4,824,925
Snap-on, Inc.	0.2%	3,033	478,547			3,033	478,547
The Middleby Corp.*	0.2%	4,342	503,238			4,342	503,238
The Toro Co.	0.1%	7,007	440,390			7,007	440,390
Media - %	**0.2%**						
John Wiley & Sons, Inc., Class A	0.2%	10,227	558,905			10,227	558,905
Metals & mining - %	**0.7%**						
Carpenter Technology Corp.	0.5%			32,500	1,618,175	32,500	1,618,175
Reliance Steel & Aluminum Co.	0.2%	6,199	476,331			6,199	476,331
Multiline retail - %	**0.2%**						
Ollie's Bargain Outlet Holdings, Inc.*	0.2%	15,146	676,269			15,146	676,269
Multi-utilities - %	**0.1%**						
Black Hills Corp.	0.1%	7,269	474,375			7,269	474,375
Oil, gas & consumable fuels - %	**0.8%**						
Carrizo Oil & Gas, Inc.*	0.1%	15,447	273,258			15,447	273,258
Diamondback Energy, Inc.*	0.2%	6,215	665,999			6,215	665,999
Gulfport Energy Corp.*	0.4%			92,800	1,271,360	92,800	1,271,360
SRC Energy, Inc.*	0.1%	24,696	235,600			24,696	235,600
Pharmaceuticals - %	**2.9%**						
Catalent, Inc.*	0.3%	18,598	792,089			18,598	792,089
Impax Laboratories, Inc.*	0.5%			92,300	1,675,245	92,300	1,675,245
Prestige Brands Holdings, Inc.*	0.1%	8,999	422,053			8,999	422,053
Supernus Pharmaceuticals, Inc.*	2.0%			152,100	6,327,360	152,100	6,327,360
Professional services - %	**2.2%**						
Insperity, Inc.	1.1%			35,100	3,330,990	35,100	3,330,990
WageWorks, Inc.*	1.1%	5,796	369,495	50,200	3,200,250	55,996	3,569,745
Road & rail - %	**0.3%**						
Genesee & Wyoming, Inc., Class A*	0.2%	6,743	484,012			6,743	484,012
Landstar System, Inc.	0.1%	4,216	416,330			4,216	416,330
Semiconductors & semiconductor equipment - %	**6.3%**						
Ambarella, Inc.*(a)	1.1%			63,500	3,583,940	63,500	3,583,940
Entegris, Inc.	1.0%			101,100	3,311,025	101,100	3,311,025
Impinj, Inc.*	0.5%			45,900	1,567,026	45,900	1,567,026
Inphi Corp.*	0.6%			42,800	1,753,944	42,800	1,753,944
Monolithic Power Systems, Inc.	0.2%	4,943	601,415			4,943	601,415
Power Integrations, Inc.	0.2%	7,310	587,358			7,310	587,358
Semtech Corp.*	2.0%	14,316	587,672	139,300	5,718,265	153,616	6,305,937
Veeco Instruments, Inc.*	0.7%			125,800	2,270,690	125,800	2,270,690
Software - %	**7.0%**						
Barracuda Networks, Inc.*	1.0%			132800	3,095,568	132,800	3,095,568
BroadSoft, Inc.*	2.4%			139600	7,657,060	139,600	7,657,060
Descartes Systems Group, Inc.*(a)	1.0%			112900	3,279,745	112,900	3,279,745
Ellie Mae, Inc.*	0.1%	4,849	436,167			4,849	436,167
Nice Ltd., Sponsored ADR	0.4%	15,744	1,311,633			15,744	1,311,633
Pegasystems, Inc.	1.7%			92,000	5,363,600	92,000	5,363,600
Qualys, Inc.*	0.2%	12,273	649,242			12,273	649,242
The Ultimate Software Group, Inc.*	0.2%	3,770	763,764			3,770	763,764

5

Reorganization between Eagle Smaller Company Fund and Scout Small Cap Fund
Pro Forma Investment Portfolio
(Unaudited) | October 31, 2017

		Eagle Smaller Company Fund		Scout Small Cap Fund		Pro Forma Combined Fund	
	% of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Specialty retail - %	**2.5%**						
Burlington Stores, Inc.*	0.2%	6,107	573,386			6,107	573,386
Camping World Holdings, Inc. - Class A	0.9%			67,500	2,836,350	67,500	2,836,350
Monro, Inc.	1.4%			92,700	4,574,745	92,700	4,574,745
Technology hardware, storage & peripherals - %	**0.8%**						
Electronics For Imaging, Inc.*	0.8%			80,100	2,471,886	80,100	2,471,886
Textiles, apparel & luxury goods - %	**0.6%**						
G-III Apparel Group Ltd.*	0.5%			68,100	1,725,654	68,100	1,725,654
Steven Madden Ltd.*	0.1%	8,719	340,041			8,719	340,041
Thrifts & mortgage finance - %	**3.3%**						
BofI Holding, Inc.*	1.0%			112,500	3,026,250	112,500	3,026,250
LendingTree, Inc.*	2.3%			27,000	7,237,350	27,000	7,237,350
Trading companies & distributors - %	**0.2%**						
Watsco, Inc.	0.2%	4,188	697,595			4,188	697,595
Total Common Stocks			**45,284,579**		**268,561,815**		**313,846,394**
Total Investment Portfolio			**45,284,579**		**268,561,815**		**313,846,394**
Other assets in excess of liabilities	0.9%		541,936		1,969,221		2,511,157
Total Net Assets	**100.0%**		**$ 45,826,515**		**$ 270,531,036**		**$316,357,551**

ADR - American depository receipt

REIT - Real Estate Investment Trust

** Non-income producing security.*

^ Foreign security denominated in U.S. dollars. See accompanying Notes to Financial Statements.

6

Reorganization between Eagle Smaller Company Fund and Scout Small Cap Fund

Pro Forma Statement of Assets and Liabilities

(Unaudited) | October 31, 2017

	Pre Acquisition			Pro Forma
	Eagle Smaller Company Fund	Scout Small Cap Fund	Adjustments	Combined Fund
Assets				
Investments, at value	$ 45,284,579	$ 268,561,815	$ -	$ 313,846,394
Cash	358,230	2,208,917	-	2,567,147
Receivable for investments sold	207,318	-	-	207,318
Receivable for fund shares sold	43,567	106,762	-	150,329
Receivable for dividends and interest, net	12,167	78,880	-	91,047
Receivable due from advisor, net	9,084	-	-	9,084
Prepaid expenses and other assets	7,268	18,589	-	25,857
Total Assets	**45,922,213**	**270,974,963**	-	**316,897,176**
Liabilities				
Payable for investments purchased	-	-	-	-
Payable for fund shares redeemed	4,116	192,440	-	196,556
Accrued custody fees	739	2,568	-	3,307
Accrued investment advisory fees, net	-	171,711	-	171,711
Accrued administrative fees	5,299	11,214	-	16,513
Accrued distribution fees	18,366	-	-	18,366
Accrued transfer agent and shareholder servicing fees	8,304	32,549	-	40,853
Accrued internal audit fees	1,028	-	-	1,028
Accrued trustees and officers compensation	19,062	-	-	19,062
Other accrued expenses	38,784	33,445	-	72,229
Total Liabilities	**95,698**	**443,927**	-	**539,625**
Net Assets	**$ 45,826,515**	**$ 270,531,036**	**$ -**	**$ 316,357,551**
Net Assets				
Class A	$ 15,698,231	N/A	$ -	$ 15,698,231
Class C	$ 17,596,282	N/A	$ -	$ 17,596,282
Class I	$ 8,849,310	$ 270,531,036	$ -	$ 279,380,346
Class Y*	N/A	N/A	N/A	N/A
Class R-3	$ 550,734	N/A	$ -	$ 550,734
Class R-5	$ 50,326	N/A	$ -	$ 50,326
Class R-6	$ 3,081,632	N/A	$ -	$ 3,081,632
Shares Outstanding (a)				
Class A	1,050,991	N/A	-	1,050,991
Class C	1,349,051	N/A	-	1,349,051
Class I	550,190	9,223,646	(248,424)	9,525,412
Class Y*	N/A	N/A	N/A	N/A
Class R-3	38,306	N/A	-	38,306
Class R-5	3,169	N/A	-	3,169
Class R-6	192,930	N/A	-	192,930
Net Asset Value Per Share				
Class A	$ 14.94	N/A	$ -	$ 14.94
Class C	$ 13.04	N/A	$ -	$ 13.04
Class I	$ 16.08	$ 29.33	$ -	$ 29.33
Class Y*	N/A	N/A	N/A	N/A
Class R-3	$ 14.38	N/A	$ -	$ 14.38
Class R-5	$ 15.88	N/A	$ -	$ 15.88
Class R-6	$ 15.97	N/A	$ -	$ 15.97

(a) Shares outstanding of Eagle Smaller Company Fund are exchanged for equal full and fractional corresponding shares within the respective classes of shares of the Scout Small Cap Fund at the value of the respective classes in the Scout Small Cap Fund on the date the Reorganization becomes effective.

* Inception date of Class Y is November 20, 2017, so it is excluded from the Pro Forma Statement of Assets and Liabilities as of October 31, 2017.

7

Reorganization between Eagle Smaller Company Fund and Scout Small Cap Fund
Pro Forma Statement of Operations
(Unaudited) | For the 12 month period ended June 30, 2017

	Pre Acquisition			Pro Forma
	Eagle Smaller Company Fund	Scout Small Cap Fund	Adjustments	Combined Fund
Income				
Dividends	$ 456,066	$ 1,394,968	$ -	$ 1,851,034
Interest	5,516	-	-	5,516
Total Income	461,582	1,394,968	-	1,856,550
Expenses				
Investment Advisory Fee	278,427	1,597,055	(319,411) (a)	1,556,070
Administrative Fees:				
Class A	24,243	N/A	(8,081) (b)	16,162
Class C	26,995	N/A	(8,998) (b)	17,997
Class I	9,049	104,264	105,661 (b)	218,973
Class Y*	N/A	N/A	N/A	N/A
Class R-3	643	N/A	(214) (b)	428
Class R-5	43	N/A	-	43
Class R-6	2,725	N/A	-	2,725
Distribution and service fees:				
Class A	40,405	N/A	-	40,405
Class C	179,966	N/A	-	179,966
Class R-3	2,142	N/A	-	2,142
Transfer agent and shareholder servicing fees:				
Class A	29,833	N/A	-	29,833
Class C	27,924	N/A	-	27,924
Class I	15,947	330,971	-	346,918
Class Y*	N/A	N/A	N/A	N/A
Class R-3	921	N/A	-	921
Class R-5	116	N/A	-	116
Class R-6	879	N/A	-	879
Custodian fees	7,589	10,565	-	18,154
Professional fees	114,818	41,022	(35,467) (c)	120,373
State registration fees	79,389	23,040	-	102,428
Trustees and officers compensation	92,027	12,673	(24,416) (c)	80,284
Internal audit fees	12,337	-	(2,932) (c)	9,406
Interest expense on line of credit	124	-	-	124
Other Expenses	32,991	101,443	-	134,433
Total Expenses before adjustments	**979,531**	**2,221,032**	**(293,858)**	**2,906,705**
Fees and expenses waived	(263,328)	-	263,328 (d)	-
Recovered fees previously waived by Manager	-	-	-	-
Total Expenses after adjustments	**716,203**	**2,221,032**	**(30,530)**	**2,906,705**
Net investment income (loss)	**$ (254,621)**	**$ (826,064)**	**$ 30,530**	**$ (1,050,155)**
Realized and Unrealized gain on Investments				
Net Realized Gain (Loss) on Investments	4,396,208	21,034,270	-	25,430,479
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	4,146,061	36,719,367	-	40,865,427
Net Gain (Loss) on Investments	**$ 8,542,269**	**$ 57,753,637**	**$ -**	**$ 66,295,906**
Net increase (decrease) in assets resulting from operations	$ 8,287,648	$ 56,927,573	$ 30,530	$ 65,245,751

(a) As of the effective date of the Reorganization the effective advisory fee rate is 0.60%.
(b) As of the effective date of the Reorganization the administrative fee rate is 0.10%.
(c) Decrease in expenses due to elimination of duplicative expenses achieved by merging the funds.
(d) Decrease in waiver of expenses due to the combined fund running below the expense limits.

* Inception date of Class Y is November 20, 2017, so it is excluded from the Pro Forma Statement of Operations as of October 31, 2017.

8

Reorganization between Eagle Smaller Company Fund and Scout Small Cap Fund
Pro Forma Statement of Operations
(Unaudited) | For the 4 month period ended October 31, 2017

	Pre Acquisition					
	Eagle Smaller Company Fund	Scout Small Cap Fund	Adjustments		Pro Forma Combined Fund
Income					
Dividends	$ 123,685	$ 494,520	$ -		$ 618,205
Interest	2,964	-	-		2,964
Total Income	126,650	494,520	-		621,170
Expenses					
Investment Advisory Fee	90,660	638,212	(127,642)	(a)	601,230
Administrative Fees:					
Class A	7,785	N/A	(2,595)	(b)	5,190
Class C	8,708	N/A	(2,903)	(b)	5,805
Class I	2,937	41,750	42,366	(b)	87,053
Class Y*	N/A	N/A	N/A		N/A
Class R-3	262	N/A	(87)	(b)	175
Class R-5	16	N/A	-		16
Class R-6	987	N/A	-		987
Distribution and service fees:					
Class A	12,976	N/A	-		12,976
Class C	58,051	N/A	-		58,051
Class R-3	875	N/A	-		875
Transfer agent and shareholder servicing fees:					
Class A	10,393	N/A	-		10,393
Class C	8,439	N/A	-		8,439
Class I	4,360	129,575	-		133,935
Class Y*	N/A	N/A	N/A		N/A
Class R-3	428	N/A	-		428
Class R-5	33	N/A	-		33
Class R-6	223	N/A	-		223
Custodian fees	1,400	1,328	-		2,728
Professional fees	38,250	7,094	(5,220)	(c)	40,124
State registration fees	25,657	10,744	-		36,401
Trustees and officers compensation	28,425	468	(2,132)	(c)	26,761
Internal audit fees	4,129	-	(994)	(c)	3,135
Interest expense on line of credit	-	-	-		-
Other Expenses	9,235	46,316	-		55,551
Total Expenses before adjustments	**314,228**	**875,487**	**(99,208)**		**1,090,508**
Fees and expenses waived	(94,184)	-	94,184	(d)	-
Recovered fees previously waived by Manager	-	-	-		-
Total Expenses after adjustments	**220,044**	**875,487**	**(5,024)**		**1,090,508**
Net investment income (loss)	**$ (93,395)**	**$ (380,967)**	**$ 5,024**		**$ (469,338)**
Realized and Unrealized gain on Investments					
Net Realized Gain (Loss) on Investments	1,826,840	5,885,428	-		7,712,268
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,147,141	17,318,653	-		18,465,794
Net Gain (Loss) on Investments	**$ 2,973,981**	**$ 23,204,081**	**$ -**		**$ 26,178,062**
Net increase (decrease) in assets resulting from operations	$ 2,880,586	$ 22,823,114	$ 5,024		$ 25,708,723

(a) As of the effective date of the Reorganization the effective advisory fee rate is 0.60%.
(b) As of the effective date of the Reorganization the administrative fee rate is 0.10%.
(c) Decrease in expenses due to elimination of duplicative expenses achieved by merging the funds.
(d) Decrease in waiver of expenses due to the combined fund running below the expense limits.

* Inception date of Class Y is November 20, 2017, so it is excluded from the Pro Forma Statement of Operations as of October 31, 2017.

9

Notes to Pro Forma Financial Statements of
Carillon Eagle Smaller Company Fund and Carillon Scout Small Cap Fund
(Unaudited) | At October 31, 2017

1. Basis of Combination | On November 20, 2017, all of the series of the Eagle Series Trust, a Massachusetts business trust, including the Eagle Smaller Company Fund, were reorganized into corresponding newly-created series of Carillon Series Trust (“Trust”), a new Delaware statutory trust, pursuant to an agreement and plan of reorganization and termination that was approved by shareholders at a special meeting held on November 16, 2017.  Effective upon completion of that reorganization, the Eagle Smaller Company Fund was renamed the Carillon Eagle Smaller Company Fund (“Eagle Smaller Company Fund”).  Also on November 20, 2017, seven series of the Scout Funds, another Delaware statutory trust, including the Scout Small Cap Fund, were reorganized into corresponding newly-created series of the Trust.  Effective upon completion of that reorganization, the Scout Small Cap Fund was renamed the Carillon Scout Small Cap Fund (“Scout Small Cap Fund” and, together with the Eagle Smaller Company Fund, the “Funds”) and commenced operations on November 20, 2017.

The accompanying unaudited Pro Forma Financial Statements are presented to show the effect of the Reorganization of the Eagle Smaller Company Fund into the Scout Small Cap Fund, as if the Reorganization had been completed and was effective for the periods reflected in the Pro Forma Financial Statements. The Notes to the Pro Forma Financial Statements reflect changes that have occurred since the reorganization of the Funds into the Delaware statutory trust mentioned in the preceding paragraph.  The Pro Forma Financial Statements and these Notes to the Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds, which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America (“U.S. GAAP”) applicable to management investment companies which are disclosed in the historical financial statements of each Fund, as applicable.

Each class of shares of the Funds have equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Trust’s Board of Trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Under the terms of the Plan of Reorganization and Termination (“Plan”) adopted by the Trust’s Board with respect to the Reorganization, the combination of the Eagle Smaller Company Fund and the Scout Small Cap Fund will be accounted for by the method for tax-free mergers of investment companies; therefore, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. The Reorganization will be accomplished by the Eagle Smaller Company Fund transferring all of its assets to the Scout Small Cap Fund in exchange solely for shares of the Scout Small Cap Fund having an aggregate net asset value (“NAV”) equal to the Eagle Smaller Company Fund’s net assets and the Scout Small Cap Fund’s assumption of all of the Eagle Smaller Company Fund’s liabilities.  The Pro Forma Investment Portfolio and the Pro Forma Statement of Assets and Liabilities are as of October 31, 2017 and the Pro Forma Statement of Operations is for both the 12-months ended June 30, 2017 and the 4-months ended October 31, 2017. Following the combination, the Scout Small Cap Fund will be the accounting survivor. In accordance with U.S. GAAP, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for the pre-combination periods of the surviving fund will not be restated.

The Pro Forma Statement of Operations incorporates adjustments to reflect the estimated changes in expenses of the combined Funds as a result of the elimination of or reduction in duplicative expenses between the Funds.

The Pro Forma Investment Portfolio contains information about the securities holdings of the combined Funds as of October 31, 2017 which has, and will continue to, change over time.  On March 1, 2018, Scout Investments, Inc. (“Scout Investments”), the sub-adviser to the Scout Small Cap Fund, became the sub-adviser to the Eagle Smaller Company Fund, replacing Eagle Asset Management, Inc. After Scout Investment’s assumption of the portfolio management of Eagle Smaller Company Fund, the portfolio managers of Scout Investments made certain changes to the Eagle Smaller Company Fund’s portfolio.  Carillon Tower Advisers, Inc. (“Carillon Tower” or the “Adviser”), the investment adviser of the Funds, and Scout Investments have reviewed the Eagle Smaller Company Funds’ current portfolio holdings and determined that the Eagle Smaller Company Fund’s holdings generally are
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compatible with the Scout Small Cap Fund’s investment objective and policies.  As a result, Carillon Tower and Scout Investments believe that all, or substantially all, of the Eagle Smaller Company Fund’s assets could be transferred to and held by the Scout Small Cap Fund and Scout Investments does not anticipate selling assets of the Eagle Smaller Company Fund in connection with the Reorganization.   The portfolios of the Funds will continue to change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Funds’ current holdings may not remain at the time of the Reorganization.

Subject to the fee waiver and expense reimbursement agreement between the Trust and Carillon Tower discussed in Note 3, Eagle Smaller Company Fund shall bear the costs of printing and mailing to its shareholders the Information Statement and associated costs, and all other reorganization expenses of the Reorganization.  Since the Eagle Smaller Company Fund’s operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the fee waiver and expense reimbursement agreement, it is expected that Carillon Tower ultimately will bear the expenses of the Reorganizations which are estimated to be approximately $225,000.

2. Significant accounting policies | The following is a summary of significant accounting policies of the Funds. The policies are in conformity with U.S. GAAP. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. GAAP.

Use of estimates | The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of Securities | Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2017:
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	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Eagle Smaller Company Fund
Common stocks (a)	$45,284,579	$-	$-
Total Investments in Securities	$45,284,579	$-	$-

Scout Small Cap Fund
Common stocks (a)	$268,561,815	$-	$-
Total Investments in Securities	$268,561,815	$-	$-

Pro Forma Combined
Common stocks (a)	$313,846,394	$-	$-
Total Investments in Securities	$313,846,394	$-	$-
(a) Please see the Pro Forma Investment Portfolio for detail by industry.

The Funds’ policy for disclosing the valuation techniques and significant unobservable inputs for Level 3 assets and liabilities is to provide such disclosures when aggregate exposure to Level 3 investments exceeds 1% of net asset value. At October 31, 2017, there were no Level 3 investments within either fund.

3.  Investment advisory fees and other transactions with affiliates

Carillon Tower provides the Eagle Smaller Company Fund and Scout Small Cap Fund with investment management services under an Investment Advisory Agreement.  Effective March 1, 2018, as compensation for its services, the Carillon Tower is entitled to a monthly fee, per the rate schedule below, based upon the average daily net assets of each Fund.

Investment advisory fee		Investment
rate schedule	Breakpoint	advisory
		fee
	First $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

For both the 12-month period ended June 30, 2017 and the 4-month period ended October 31, 2017, the Funds fell under separate advisory agreements corresponding to the individual trusts within which each series resided.  Under those agreements, for the 12-month period ended June 30, 2017 the Eagle Smaller Company Fund incurred $278,427 in advisory fees, and the Scout Small Cap Fund incurred $1,597,055, in advisory fees.  For the 4-month period ended October 31, 2017, the Eagle Smaller Company Fund incurred $90,660 and the Scout Small Cap Fund incurred $638,212, in advisory fees.  If the combination were effective for the 12-month period ended June 30, 2017, the Combined Fund would have incurred $1,556,070 in advisory fees.  If the combination were effective for the 4-month period ended October 31, 2017, the combined Funds would have incurred $601,230 in advisory fees.

Effective November 20, 2017, the Adviser has contractually agreed to waive fees and/or reimburse certain Fund expenses in order to limit both the Eagle Smaller Company Fund’s and the Scout Small Cap Fund’s total annual operating expenses to 1.25% for Class A, 2.00% for Class C, 0.95% for Class I, 1.25% for Class Y, 1.50% for Class R-3, 0.95% for Class R-5, and 0.85% for Class R-6.  For the Eagle Smaller Company Fund, fees and expenses
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waived and/or reimbursed based on the expense rate limitation schedule were $263,328 during the 12-month period ended June 30, 2017 and $94,184 during the 4-month period ended October 31, 2017.  The Scout Small Cap Fund did not waive any expense during the 12-month period ended June 30, 2017 or the 4-month period ended October 31, 2017.

A portion or all of a Fund’s fees and expenses reduced and/or reimbursed by the Adviser in prior fiscal years may be recoverable by Carillon Tower prior to their expiration date. Carillon Tower must recover from the same class of shares any previously reduced and/or reimbursed fees and expenses within two years from the Fund’s fiscal year-end during which the fees and expenses were originally reduced and/or reimbursed. Previously reduced and/or reimbursed fees and expenses are recovered by Carillon Tower when expenses in the current fiscal year fall below the expense rate limitation then in effect.  Carillon Tower and Eagle may not recoup previously waived fees in the Eagle Smaller Company Fund after the Reorganization.

Effective November 20, 2017, for administrative services provided by Carillon Tower, each Fund has agreed to pay an administrative rate of 0.10% of the average daily net assets.
Subadvisory fees | Carillon Tower has entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

Effective November 17, 2017, Carillon Tower entered into a subadvisory agreement with Scout Investments, an affiliate of Carillon Tower, to serve as subadvisor for the Scout Small Cap Fund.  Effective March 1, 2018 Carillon Tower entered into a subadvisory agreement with Scout Investments to serve as subadvisor for the Eagle Smaller Company Fund.  Effective March 1, 2018, the subadvisory fee for the Scout Small Cap Fund was lowered from 0.75% of the average daily net assets of the Scout Small Cap Fund up to $1 billion and 0.65% of the average daily net assets of the Scout Small Cap Fund over $1 billion, to the rates set forth in the schedule below.  Under the current agreement, Carillon Tower pays the subadvisor per the rate schedule below, based upon the average daily net assets of each Fund, computed daily and payable monthly.

Subadvisory fee
rate schedule	Breakpoint	Subadvisory fee
	First $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

Distribution and service fees | Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of Carillon Tower, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service fees of 1% for Class C shares, and 0.50% for Class R-3 shares. The Funds do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.  These distribution fees are reported in the Funds’ Statements of Operations.  For the 12-month period ended June 30, 2017 and the 4-month period ended October 31, 2017, the Eagle Smaller Company Fund incurred $222,513 and $71,901 in distribution fees, respectively. The Scout Small Cap Fund didn’t incur any distribution fees during the same time periods. If the combination were effective for the same time periods, the combined Funds would have incurred $222,513 and $71,901 in distribution fees, respectively.
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Internal audit fees | Raymond James & Associates, Inc. (“RJA”), an affiliate of Carillon Tower, provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees | Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets.

Trustees and officers compensation | Each Trustee of the Carillon Family of Funds who is not an employee of Carillon Tower receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds. Certain officers of the Carillon Family of Funds may also be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Carillon Family of Funds.

4. Federal Income Taxes – Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended.  Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Carillon Tower has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Please refer to the Eagle Mutual Funds Annual Report dated October 31, 2017 and the Scout Funds Financial Report dated October 31, 2017 for the tax distributions made during each period for the Eagle Smaller Company Fund and Scout Small Cap Fund respectively.

Carillon Tower is expected to complete an analysis of net investment income and capital gains in both the Eagle Smaller Company Fund and Scout Small Cap Fund and may distribute net investment income and capital gains, if any, prior to the date of the Reorganization.
At October 31, 2017, there were no capital loss carryover amounts that may be transferred from the Eagle Smaller Company Fund to the Scout Small Cap Fund.

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PART C. OTHER INFORMATION

Item 15.	Indemnification

Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:
(a)          Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.  As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.
(b)          To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)          To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
(d)          To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.  The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e)          Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.
(f)          Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).
(g)          The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(h)          Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person.  Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.
Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:
(a)          Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person.  The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.
To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein.
Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.
A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence.  The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower Advisers, Inc. (“Carillon Tower”) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.
Paragraph 9 of the Subadvisory Agreement with Eagle Asset Management, Inc. provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Subadvisory Agreement with Scout Investments, Inc. provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.  The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading.  The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.  Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.
Section 6.A. of the Sub-Administration Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.
USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.
Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.01 of the Custody Agreement states that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.
Section 7.A. of the Transfer Agent Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.
USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs)

that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.
Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.A of the Fund Accounting Services Agreement provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct.  Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.
The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities.  The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained.  Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Item 16.	Exhibits

(1)	(a)
Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 (“PEA No. 88”)

	(b)	Agreement and Declaration of Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88
(2)		By-laws, dated May 5, 2017, is incorporated by reference to PEA No. 88
(3)		Voting trust agreements – not applicable
(4)		Plan of Reorganization and Termination, is incorporated by reference to Appendix A to Part A of the Registration Statement
(5)		Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws
(6)	(a)	Investment Advisory Agreement between Registrant and Carillon Tower - filed herewith
	(b)	Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc. (“Eagle”) - filed herewith
	(c)	Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. - filed herewith
	(d)	Form of Expense Limitation Agreement between Registrant and Carillon Tower - filed herewith
(7)
Distribution Agreement between Registrant and Carillon Fund Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

(8)		Bonus, profit sharing or pension plans – none
(9)	(a)
Custody Agreement between Registrant and U.S. Bank National Association, is incorporated by reference to Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

	(b)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, is incorporated by reference to PEA No. 93
(10)	(a)	Class A Distribution Plan, is incorporated by reference to PEA No. 93

	(b)	Class C Distribution Plan, is incorporated by reference to PEA No. 93
	(c)	Class I Distribution and Service Plan, is incorporated by reference to PEA No. 93
	(d)	Class Y Distribution Plan, is incorporated by reference to PEA No. 93
	(e)	Class R-3 Distribution and Service Plan, is incorporated by reference to PEA No. 93
	(f)	Class R-5 Distribution and Service Plan, is incorporated by reference to PEA No. 93
	(g)	Class R-6 Distribution and Service Plan, is incorporated by reference to PEA No. 93
	(h)	Multiple Class Plan pursuant to Rule 18f-3, is incorporated by reference to PEA No. 93
(11)		Opinion and consent of counsel – filed herewith
(12)		Opinion of counsel on tax matters – (to be filed by subsequent amendment)
(13)	(a)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), is incorporated by reference to PEA No. 84
	(b)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, is incorporated by reference to PEA No. 93
	(c)	Agency and Service Agreement between Registrant and Carillon Fund Services, Inc., is incorporated by reference to PEA No. 93
	(d)	Administration Agreement between Registrant and Carillon Tower, is incorporated by reference to PEA No. 93
	(e)	Fund Sub-Administration Servicing Agreement between Eagle and USBFS, is incorporated by reference to PEA No. 84
	(f)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, is incorporated by reference to PEA No. 93
	(g)	Fund Accounting Servicing Agreement between Registrant and USBFS, is incorporated by reference to PEA No. 84
	(h)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, is incorporated by reference to PEA No. 93
(14)	(a)
Consent of Independent Registered Certified Public Accounting Firm with respect to Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Mid Cap Stock Fund, Carillon Eagle Smaller Company Fund, each a series of the Registrant, for the fiscal year ended October 31, 2017 and Scout Small Cap Fund, a series of Scout Funds, for the fiscal period ended October 31, 2017 – filed herewith

	(b)	Consent of Independent Registered Certified Public Accounting Firm with respect to Scout Small Cap Fund, a series of Scout Funds, for the fiscal year ended June 30, 2017 – filed herewith

(15)	Financial statements omitted from information statement/prospectus – none
(16)	Powers of Attorney – filed herewith
(17)	Other Exhibits – none
___________________________

Item 17. Undertakings
(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the information statement/prospectus in a post-effective amendment to this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the 13th day of April, 2018.
CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	April 13, 2018
/s/ James L. Pappas* James L. Pappas	Chairman of the Board	April 13, 2018
/s/ John Carter* John Carter	Trustee	April 13, 2018
/s/ Court James Court James	Trustee	April 13, 2018
/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	April 13, 2018
/s/ Liana O’Drobinak* Liana O’Drobinak	Trustee	April 13, 2018
/s/ Stephen Roussin* Stephen Roussin	Trustee	April 13, 2018
/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	April 13, 2018
/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	April 13, 2018
*By: /s/ Susan L. Walzer Susan L. Walzer Attorney-In-Fact

EXHIBIT INDEX
Exhibit	Description
EX-99. (6)(a)	Investment Advisory Agreement between Registrant and Carillon Tower
EX-99. (6)(b)	Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc.
EX-99. (6)(c)	Subadvisory Agreement between Carillon Tower and Scout Investments, Inc.
EX-99. (6)(d)	Form of Expense Limitation Agreement between Registrant and Carillon Tower
EX-99. (11)	Opinion and consent of counsel
EX-99. (14)(a)	Consent of Independent Registered Certified Public Accounting Firm
EX-99. (14)(b)	Consent of Independent Registered Certified Public Accounting Firm
EX-99. (16)	Powers of Attorney